                                                                    EXHIBIT 10.4


                                     LEASE

                           DATED November 29, 1993
                                 -----------------

                                BY AND BETWEEN


                     ORCHARD INVESTMENT COMPANY NUMBER 510
                     -------------------------------------

                                  as Landlord


                                      and



                       PERICOM SEMICONDUCTOR CORPORATION
                       ---------------------------------


                                   as Tenant


                      AFFECTING PREMISES COMMONLY KNOWN AS

                               2380 Bering Drive
                      ------------------------------------

                             San Jose, California 95131
                      ------------------------------------


                  [10/05/92 MULTI TENANT NET INDUSTRIAL LEASE]

                          SUMMARY OF BASIC LEASE TERMS
                          ----------------------------

    SECTION                                                         TERMS
(LEASE REFERENCE)

      A.                               Lease Reference Date:    November 29, 1993
                                       --------------------     ------------------------------------------------
(Introduction)

      B.                               Landlord:                ORCHARD INVESTMENT COMPANY NUMBER 510
                                       --------                 ------------------------------------------------
(Introduction)                                                  a California general partnership
                                                                ------------------------------------------------

      C.                               Tenant:                  PERICOM SEMICONDUCTOR CORPORATION
                                       ------                   ------------------------------------------------
(Introduction)                                                  a California corporation
                                                                ------------------------------------------------

      D.                               Premises:                That area consisting of 19,786 square feet
                                       --------                                         ------
  ((S)1.21)                                                     of gross leasable area the address of which is
                                                                2380 Bering Drive
                                                                ------------------------------------------------
                                                                San Jose, California              , within the
                                                                ---------------------------------
                                                                Building as Shown on Exhibit A.
                                                                                     ---------

      E.                               Project:                 The land and improvements shown on Exhibit A
                                       -------                                                     ---------
  ((S)1.22)                                                     consisting of six (6) buildings the aggregate
                                                                              -------
                                                                gross leasable area of which  is 166, 928  square
                                                                                                 --------
                                                                feet.

      F.                               Building:                The building in which the Premises are located
                                       --------
  ((S)1.7)                                                      known as 2380-2390 Bering Drive
                                                                         ---------------------------------------
                                                                San Jose, California
                                                                ------------------------------------------------
                                                                containing  27,488  square feet of gross
                                                                            ------
                                                                leasable area.

      G.                               Tenant's Share:          71.98 %
                                       --------------           -----
  ((S)1.29)

      H.                               Tenant's Allocated Parking Stalls:      76  stalls.
                                       ----------------------------------      ---
  ((S)4.5)

      I.                               Scheduled Commencement Date:   Approximately seven (7)
                                       ----------------------------   -----------------------------------
  ((S)1.26)                            weeks after the Effective Date of this Lease
                                       ---------------------------------------------------------------------------

      J.                               Lease Term:              60  calendar months (plus the partial month
                                       ------------------       ---
  ((S)1.18)                                                     following the Commencement Date if such date is
                                                                not the first day of a month).

      K.                               Base Monthly Rent:       Months    1  - 12:    $10,090.86
                                       ------------------       --------------------------------------------------
  ((S)3.1)                                                      Months   13  - 36:    $14,839.50
                                                                --------------------------------------------------
                                                                Months   37  - 60:    $16,224.52
                                                                --------------------------------------------------
                                                                --------------------------------------------------
                                                                --------------------------------------------------
                                                                --------------------------------------------------

      L.                               Prepaid Rent:             $ 10,090.86
                                       ------------------        -------------------------------------------------
  ((S)3.3)

      M.                               Security Deposit:         $ 16,224.52
                                       ------------------       --------------------------------------------------
  ((S)3.5)

      N.                               Permitted Use:     Office, marketing, design, test,
                                       ------------------ --------------------------------------------------------
  ((S)4.1)                             assembly, storage and distribution of integrated
                                       ---------------------------------------------------------------------------
                                       circuits.
                                       ---------------------------------------------------------------------------
                                       ---------------------------------------------------------------------------

      O.                               Permitted Tenant's Alterations Limit:  $5,000,00
                                       -------------------------------------  ------------------------------------
  ((S)5.2)

      P.                               Tenant's Liability Insurance Minimum:  $2,000,000.00
                                       -------------------------------------  ------------------------------------
  ((S)9.1)

      Q.                  Landlord's Address:      2290 North First Street
                          -------------------      --------------------------------------------------
  ((S)1.3)                                         Suite 300
                          ---------------------------------------------------------------------------
                                                   San Jose, California 95111
                          ---------------------------------------------------------------------------

      R.                  Tenant's Address:        2343 Bering Drive
                          ----------------         --------------------------------------------------
  ((S)1.3):                                        San Jose, California  95111
                                                   --------------------------------------------------

      S.                  Retained Real Estate Brokers:  None
                          -----------------------------  --------------------------------------------
  ((S)15.13)              ___________________________________________________________________________
                          ___________________________________________________________________________
                          ___________________________________________________________________________

      T.                  Lease:                         This Lease includes the summary of the Basic Lease Terms,
                          -----
  ((S)1.17)                                              the Lease, and the following exhibits and addenda: First

                                                         Addendum to Lease, Exhibit A (site plan of the Project
                                                                            ---------
                                                         containing description of the Premises),  Exhibit B
                                                                                                   ---------
                                                         (Improvement Agreement), Exhibit C (Approves Specifications),
                                                                                  ---------
                                                         Exhibit D (acceptance agreement), Exhibit E (description
                                                                                           ---------
                                                         of Private Restrictions), Exhibit F (sign criteria),
                                                                                   ---------
                                                         Exhibit G (form of subordination agreement), Exhibit H
                                                         ---------                                    ---------
                                                         (Hazardous Materials Questionnaire), and: ____________

     The foregoing Summary is hereby incorporated into and made a part of this Lease. Each reference in this Lease to any term of the Summary shall mean the respective information set forth above and shall be construed to incorporate all of the terms provided under the particular paragraph pertaining to such information. In the event of any conflict between the Summary and the Lease, the Summary shall control.

LANDLORD:                                      TENANT:
ORCHARD INVESTMENT COMPANY
NUMBER  510                                    PERICOM SEMICONDUCTOR CORPORATION
        ---                                    ---------------------------------
a California general partnership

                                               a California corporation
                                               ---------------------------------
By:  NELO, a California general partnership

By: /s/  David J. Brown                         By:  /s/ Alex Hui
    -----------------------------------             ----------------------------
         David J. Brown, a General Partner
                                                        ALEX HUI
                                               ---------------------------------
     By:______________________________         (typed or printed name)
        Mark T. Ziemendorf
        His Attorney in Fact                   Title:  President
                                                     ---------------------------

                                               By: _____________________________

                                               _________________________________
                                               (typed or printed name)

                                               Title: __________________________


Dated: 12-16-93                                Dated: 12/1/93
      ---------------------------------              ---------------------------

                               TABLE OF CONTENTS

ARTICLE 1  -  DEFINITIONS                                                 Page
- -------------------------                                                 ----
     1.1  General                                                            1
     1.2  Additional Rent                                                    1
     1.3  Address for Notices                                                1
     1.4  Agents                                                             1
     1.5  Agreed Interest Rate                                               1
     1.6  Base Monthly Rate                                                  1
     1.7  Building                                                           1
     1.8  Commencement Date                                                  1
     1.9  Common Area                                                        1
    1.10  Common Operating Expense                                           1
    1.11  Consumer Price Index                                               1
    1.12  Effective Date                                                     1
    1.13  Event of Tenant's Default                                          1
    1.14  Hazardous Materials                                                1
    1.15  Insured and Uninsured Peril                                        1
    1.16  Law                                                                1
    1.17  Lease                                                              1
    1.18  Lease Term                                                         1
    1.19  Lender                                                             1
    1.20  Permitted Use                                                      2
    1.21  Premises                                                           2
    1.22  Project                                                            2
    1.23  Private Restrictions                                               2
    1.24  Real Property Taxes                                                2
    1.25  Scheduled Commencement Date                                        2
    1.26  Security Instrument                                                2
    1.27  Summary                                                            2
    1.28  Tenant's Alterations                                               2
    1.29  Tenant's Share                                                     2
    1.30  Trade Fixtures                                                     2

ARTICLE 2  -  DEMISE, CONSTRUCTION, AND ACCEPTANCE                           2
- ---------------------------------------------------
     2.1  Demise of Premises                                                 2
     2.2  Commencement Date                                                  2
     2.3  Construction of Improvements                                       2
     2.4  Delivery and Acceptance of Possession                              2
     2.5  Early Occupancy                                                    3

ARTICLE 3  -  RENT                                                           3
- ------------------------
     3.1  Base Monthly Rent                                                  3
     3.2  Additional Rent                                                    3
     3.3  Payment of Rent                                                    3
     3.4  Late Charge and Interest on Rent in Default                        3
     3.5  Security Deposit                                                   3

ARTICLE 4  -  USE OF PREMISES                                                3
- -----------------------------
     4.1  Limitation on Use                                                  3
     4.2  Compliance with Regulations                                        4
     4.3  Outside Areas                                                      4
     4.4  Signs                                                              4
     4.5  Parking                                                            4
     4.6  Rules and Regulations                                              4

                               TABLE OF CONTENTS
                                  (continued)

                                                                          PAGE:
                                                                          ----
ARTICLE 5  -  TRADE FIXTURES AND ALTERATIONS                                 4
- --------------------------------------------
     5.1  Trade Fixtures                                                     4
     5.2  Tenant's Alterations                                               4
     5.3  Alterations Required by Law                                        5
     5.4  Amortization of Certain Capital Improvements                       5
     5.5  Mechanic's Liens                                                   5
     5.6  Taxes on Tenant's Property                                         6

ARTICLE 6 - REPAIR AND MAINTENANCE                                           6
- ----------------------------------
     6.1  Tenant's Obligation to Maintain                                    6
     6.2  Landlord's Obligation to Maintain                                  6
     6.3  Control of Common Area                                             6

ARTICLE 7 - WASTE DISPOSAL AND UTILITIES                                     7
- ----------------------------------------
     7.1  Waste Disposal                                                     7
     7.2  Hazardous Materials                                                7
     7.3  Utilities                                                          8
     7.4  Compliance with Governmental Regulations                           8


ARTICLE 8 - COMMON OPERATING EXPENSES                                        8
- -------------------------------------
     8.1  Tenant's Obligation to Reimburse                                   8
     8.2  Common Operating Expenses Defined                                  8
     8.3  Real Property Taxes Defined                                        9


ARTICLE 9 - INSURANCE                                                        9
- ---------------------
     9.1  Tenant's Insurance                                                 9
     9.2  Landlord's Insurance                                              10
     9.3  Tenant's Obligation to Reimburse                                  10
     9.4  Release and Waiver of Subrogation                                 10


ARTICLE 10 - LIMITATION ON LANDLORD'S LIABILITY AND INDEMNITY               10
- -------------------------------------------------------------
     10.1 Limitation on Landlord's Liability                                10
     10.2 Limitation on Tenant's Recourse                                   11
     10.3 Indemnification of Landlord                                       11


ARTICLE 11 - DAMAGE TO PREMISES                                             11
- -------------------------------
     11.1 Landlord's Duty to Restore                                        11
     11.2 Landlord's Right to Terminate                                     11
     11.3 Tenant's Right to Terminate                                       12
     11.4 Abatement of Rent                                                 12


 ARTICLE 12 - CONDEMNATION                                                  12
- -------------------------
     12.1 Landlord's Termination Right                                      12
     12.2 Tenant's Termination Right                                        12
     12.3 Restoration and Abatement of Rent                                 12
     12.4 Temporary Taking                                                  12
     12.5 Division of Condemnation Award                                    12

                               TABLE OF CONTENTS
                                  (continued)

                                                                          PAGE:
                                                                          -----
ARTICLE 13 - DEFAULT AND REMEDIES                                            13
- ---------------------------------
     13.1 Events of Tenant's Default                                         13
     13.2 Landlord's Remedies                                                13
     13.3 Waiver                                                             14
     13.4 Limitation on Exercise of Rights                                   14
     13.5 Waiver by Tenant of Certain Remedies                               14

ARTICLE 14 - ASSIGNMENT AND SUBLETTING                                       14
- --------------------------------------
     14.1 Transfer by Tenant                                                 14
     14.2 Transfer by Landlord                                               16

ARTICLE 15 - GENERAL PROVISIONS                                              16
- -------------------------------
     15.1  Landlord's Right to Enter                                         16
     15.2  Surrender of the Premises                                         17
     15.3  Holding Over                                                      17
     15.4  Subordination                                                     17
     15.5  Mortgagee Protection and Attornment                               17
     15.6  Estoppel Certificates and Financial Statements                    17
     15.7  Reasonable Consent                                                18
     15.8  Notices                                                           18
     15.9  Attorney's Fees                                                   18
     15.10 Corporate Authority                                               18
     15.11 Miscellaneous                                                     18
     15.12 Termination by Exercise of Right                                  18
     15.13 Brokerage Commissions                                             19
     15.14 Force Majeure                                                     19
     15.15 Entire Agreement                                                  19

EXHIBITS
- --------

     Exhibit A -  Site plan of the Project containing a
                  description of the Premises

     Exhibit B -  Improvement Agreement

     Exhibit C -  Approved Specifications

     Exhibit D -  Acceptance Agreement

     Exhibit E -  Description of Private Restrictions

     Exhibit F -  Sign Criteria

     Exhibit G -  Form of Subordination Agreement

     Exhibit H -  Hazardous Materials Questionnaire

                                     LEASE
- --------------------------------------------------------------------------------

  This Lease is dated as of the lease reference date specified in Section A of
                                                                  ---------
the Summary and is made by and between the party identified as Landlord in Section B of the Summary and the party identified as Tenant in Section C of the
- ---------                                                      ---------
Summary.

                                   ARTICLE 1
                                   ---------

                                  DEFINITIONS
                                  -----------

  1.1  General: Any initially capitalized term that is given a special meaning
       -------
by this Article 1, the Summary, or by any other provision of this Lease (including the exhibits attached hereto) shall have such meaning when used in this Lease or any addendum or amendment hereto unless otherwise clearly indicated by the context.

  1.2  Additional Rent:  The term "Additional Rent" is defined in (P)3.2.
       ---------------

  1.3  Address for Notices: The term "Address for Notices" shall mean the
       -------------------
addresses set forth in Sections O and R of the Summary; provided, however, that
                       ----------------
after the Commencement Date, Tenant's Address for Notices shall be the address of the Premises.

  1.4  Agents: The term "Agents" shall mean the following: (i) with respect to
       ------
Landlord or Tenant, the agents, employees, contractors, and invitees of such party; and (ii) in addition with respect to Tenant, Tenant's subtenants and their respective agents, employees, contractors, and invitees.

  1.5  Agreed Interest Rate: The term "Agreed Interest Rate" shall mean that
       --------------------
interest rate determined as of the time it is to he applied that is equal to the lesser of (i) 5% in excess of the discount rate established by the Federal Reserve Bank of San Francisco as it may be adjusted from time to time, or (ii) the maximum interest rate permitted by Law.

  1.6  Base Monthly Rent:  The term "Base Monthly Rent" shall mean the fixed
       -----------------
monthly rent payable by Tenant pursuant to (P)3.1 which is specified in Section
                                                                        -------
K of the Summary.
- -

  1.7  Building: The term "Building" shall mean the building in which the
       --------
Premises are located which Building is identified in Section F of the Summary,
                                                     ---------
the gross leasable area of which is referred to herein as the "Building Gross Leasable Area."

  1.8  Commencement Date:  The term "Commencement Date" is the date the Lease
       -----------------
Term commences, which term is defined in (P)2.2.

  1.9  Common Area:  The term "Common Area" shall mean all areas and facilities
       -----------
within the Project that are not designated by Landlord for the exclusive use of Tenant or any other lessee or other occupant of the Project, including the parking areas, access and perimeter roads, pedestrian sidewalks, landscaped areas, trash enclosures, recreation areas and the like.

  1.10  Common Operating Expenses: The term "Common Operating Expenses" is
        -------------------------
defined in (P)8.2.

  1.11  Consumer Price Index:  The term "Consumer Price Index" shall refer to
        --------------------
the Consumer Price Index. All Urban Consumers, subgroup "All Items", for the San Francisco-Oakland-San Jose metropolitan area (base year 1982-84 equals 100), which is presently being published monthly by the United States Department of Labor, Bureau of Labor Statistics. However, if this Consumer Price Index is changed so that the base year is altered from that used as of the commencement of the initial term of this Lease, the Consumer Price Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics to obtain the same results that would have been obtained had the base year not been changed. If no conversion factor is available, or if the Consumer Price Index is otherwise changed, revised or discontinued for any reason, there shall be substituted in lieu thereof and the term "Consumer Price Index" shall thereafter refer to the most nearly comparable official price index of the United States government in order to obtain substantially the same result as would have been obtained had the original Consumer Price Index not been discontinued, revised or changed, which alternative index shall be selected by Landlord and shall be subject to Tenant's written approval.

  1.12  Effective Date: The term "Effective Date" shall mean the date the last
        --------------
signatory to this Lease whose execution is required to make it binding on the parties hereto shall have executed this Lease.

  1.13  Event of Tenant's Default:  The term "Event of Tenant's Default"  is
        -------------------------
defined in (P)13.1.

  1.14  Hazardous Materials:  The terms "Hazardous Materials" and "Hazardous
        -------------------
Materials Laws" are defined in (P)7.2E.

  1.15  Insured and Uninsured Peril: The terms "Insured Peril" and "Uninsured
        ---------------------------
Peril"  are defined in (P)11.2E.

  1.16  Law:  The term "Law" shall mean any judicial decision, statute,
        ---
constitution, ordinance, resolution, regulation, rule, administrative order, or other requirement of any municipal, county, state, federal or other government agency or authority having jurisdiction over the parties to this Lease or the Premises, or both, in effect either at the Effective Date or any time during the Lease Term.

  1.17  Lease: The term "Lease" shall mean the Summary and all elements of this
        -----
Lease identified in Section T of the Summary, all of which are attached hereto
                    ---------
and incorporated herein by this reference.

  1.18  Lease Term: The term "Lease Term" shall mean the term of this Lease
        ----------
which shall commence on the Commencement Date and continue for the period specified in Section J of the Summary.
             ---------

  1.19  Lender: The term "Lender" shall mean any beneficiary, mortgagee, secured
        ------
party, lessor, or other holder of any Security Instrument.

  1.20  Permitted Use: The term "Permitted Use" shall mean the use specified in
        -------------
Section N of the Summary.
- ---------

                                     LEASE
- --------------------------------------------------------------------------------

  1.21  Premises: The term "Premises" shall mean that building area described in
        --------
Section D of the Summary that is within the Building.
- ---------

  1.22  Project: The term "Project" shall mean that real property and the
        -------
improvements thereon which are specified in Section E of the Summary, the
                                            ---------
aggregate gross leasable area of which is referred to herein as the "Project Gross Leasable Area."

  1.23  Private Restrictions:  The term "Private Restrictions" shall mean all
        --------------------
recorded covenants, conditions and restrictions, private agreements, reciprocal easement agreements, and any other recorded instruments affecting the use of the Premises which (i) exist as of the Effective Date, or (ii) are recorded after the Effective Date and are approved by Tenant.

  1.24  Real Property Taxes:  The term "Real Property Taxes" is defined in
        -------------------
(P)8.3.

  1.25  Scheduled Commencement Date: The term "Scheduled Commencement Date"
        ---------------------------
shall mean the date specified in Section I of the Summary.
                                 ---------

  1.26  Security Instrument: The term "Security Instrument" shall mean any
        -------------------
underlying lease, mortgage or deed of trust which now or hereafter affects the Project, and any renewal, modification, consolidation, replacement or extension thereof.

  1.27  Summary: The term "Summary" shall mean the Summary of Basic Lease Terms
        -------
executed by Landlord and Tenant that is part of this Lease.

  1.28  Tenant's Alterations: The term "Tenant's Alterations" shall mean all
        --------------------
improvements, additions, alterations, and fixtures installed in the Premises by tenant at its expense which are not Trade Fixtures.

  1.29  Tenant's Share: The term "Tenant's Share" shall mean the percentage
        ---------------
obtained by dividing Tenant's Gross Leasable Area by the Building Gross Leasable Area, which as of the Effective Date is the percentage identified in Section G
                                                                     ---------
of the Summary.

  1.30  Trade Fixtures: The term "Trade Futures" shall mean (i) Tenant's
        --------------
inventory, furniture, signs, and business equipment, and (ii) anything affixed to the Premises by Tenant at its expense for purposes of trade, manufacture, ornament or domestic use (except replacement of similar work or material originally installed by Landlord) which can be removed without material injury to the Premises unless such thing has, by the manner in which it is affixed, become an integral part of the Premises.

                                   ARTICLE 2
                                   ---------

                     DEMISE, CONSTRUCTION, AND ACCEPTANCE.
                     ------------------------------------

  2.1  Demise of Premises: Landlord hereby leases to Tenant, and Tenant leases
       ------------------
from Landlord, for the Lease Term upon the terms and conditions of this Lease, the Premises for Tenant's own use in the conduct of Tenant's business together with (i) the non-exclusive right to use the number of Tenant's Allocated Parking Stalls within the Common Area (subject to the limitations set forth in (P)4.5), and (ii) the non-exclusive right to use the Common Area for ingress to and egress from the Premises. Landlord reserves the use of the exterior walls, the roof and the area beneath and above the Premises, together with the right to install, maintain, use, and replace ducts, wires, conduits and pipes leading through the Premises in locations which shall not materially interfere with Tenant's use of the Premises.

  2.2  Commencement Date: If Landlord is not obligated to construct improvements
       -----------------
prior to the Commencement Date pursuant to (P)2.3, then on the Scheduled Commencement Date Landlord shall deliver possession of the Premises to Tenant and the Lease Term shall commence, and such date shall be referred to herein as the "Commencement Date". If Landlord is required to construct improvements to the Premises prior to the Commencement Date, then the Scheduled Commencement Date shall be only an estimate of the actual Commencement Date, and the term of this Lease shall begin on the first to occur of the following, which shall be the "Commencement Date": (i) the date Landlord offers to deliver possession of the Premises to Tenant following substantial completion of all improvements to be constructed by Landlord pursuant to (P)2.3 except for punch list items which do not prevent Tenant from using the Premises for the Permitted Use and such work as Landlord is required to perform but cannot complete until Tenant performs necessary portions of construction work it has elected or is required to do; or (ii) the date Tenant enters into occupancy of the Premises.

  2.3  Construction of Improvements: Prior to the Commencement Date, Landlord
       ----------------------------
shall construct certain improvements that shall constitute or become part of the Premises if required by, and then in accordance with, the terms of Exhibit B and
                                                                   ---------
Exhibit C.
- ---------

  2.4  Delivery and Acceptance of Possession:  If this Lease provides that
       -------------------------------------
Landlord must deliver possession of the Premises to Tenant on a certain date, then if Landlord is unable to deliver possession of the Premises to Tenant on or before such date for any reason whatsoever, this Lease shall not be void or voidable for a period of 60 days thereafter, delays by Tenant excepted, and Landlord shall not be liable to Tenant for any loss or damage resulting therefrom except to the extent covered by Landlord's gross negligence or willful misconduct. Tenant shall accept possession and enter into good faith occupancy of the entire Premises and commence the operation of its business therein within 30 days after the Commencement Date. Tenant acknowledges that it has had an opportunity to conduct, and has conducted, such inspections of the Premises as it deems necessary to evaluate its condition. Except as otherwise specifically provided herein, Tenant agrees to accept possession of the Premises after completion of the construction of Interior Improvements and resultant "punch list" inspections, in its then existing condition, "as-is", including all patent and latent defects. Tenant's taking possession of any part of the Premises shall be deemed to be an acceptance by Tenant of any work of improvement done by Landlord in such part as complete and in accordance with the terms of this Lease except for defects of which Tenant has given Landlord written notice prior to the time Tenant takes possession. At the time Landlord delivers possession of the Premises to Tenant, Landlord and Tenant shall together execute an acceptance agreement in the form attached as

                                     LEASE
- --------------------------------------------------------------------------------

Exhibit D, appropriately completed. Landlord shall have no obligation to deliver
- ---------
possession, nor shall Tenant be entitled to take occupancy, of the Premises until such acceptance agreement has been executed, and Tenant's obligation to pay Base Monthly Rent and Additional Rent shall not be excused or delayed because of Tenant's failure to execute such acceptance agreement.

  2.5  Early Occupancy:  If Tenant enters or permits its contractors to enter
       ---------------
the Premises prior to the Commencement Date with the written permission of Landlord, it shall do so upon all of the terms of this Lease (including its obligations regarding indemnity and insurance) except those regarding the obligation to pay rent, which shall commence on the Commencement Date.

SEE FIRST ADDENDUM TO LEASE PARAGRAPH 2

                                   ARTICLE 3
                                   ---------

                                     RENT
                                     ----

  3.1  Base Monthly Rent: Commencing on the Commencement Date and continuing
       -----------------
throughout the Lease Term, Tenant shall pay to Landlord the Base Monthly Rent set forth in Section K of the Summary.
             ---------

  3.2  Additional Rent:  Commencing on the Commencement Date and continuing
       ---------------
throughout the Lease Term, Tenant shall pay the following as additional rent (the "Additional Rent"): (i) any late charges or interest due Landlord pursuant to (P)3.4; (ii) Tenant's Share of Common Operating Expenses as provided in
(P)8.1; (iii) Landlord's share of any Subrent received by Tenant upon certain assignments and sublettings as required by (P)14.1; (iv) any legal fees and costs due Landlord pursuant to (P)15.9; and (v) any other charges due Landlord from Tenant pursuant to this Lease.

  3.3  Payment of Rent: Concurrently with the execution of this Lease by both
       ---------------
parties, Tenant shall pay to Landlord the amount set forth in Section L of the
                                                              ---------
Summary as prepayment of rent for credit against the first installment(s) of Base Monthly Rent. All rent required to be paid in monthly installments shall be paid in advance on the first day of each calendar month during the Lease Term. If Section K of the Summary provides that the Base Monthly Rent is to be
         ---------
increased during the Lease Term and if the date of such increase does not fall on the first day of a calendar month, such increase shall become effective on the first day of the next calendar month. All rent shall be paid in lawful money of the United States, without any abatement, deduction or offset whatsoever (except as specifically provided in (P)11.4 and (P)12.3 or any other provision of this lease) and without any prior demand therefor. Rent shall be paid to Landlord at its address set forth in Section P of the Summary, or at such other
                                     ---------
place as Landlord may designate from time to time. Tenant's obligation to pay Base Monthly Rent and Tenant's Share of Common Operating Expenses shall be prorated at the commencement and expiration of the Lease Term.

  3.4  Late Charge and Interest on Rent in Default:  If any Base Monthly Rent
       -------------------------------------------
or Additional Rent is not received by Landlord from Tenant within five (5) business days after Landlord has notified Tenant in writing that payment of such rent has not been received by Landlord, then Tenant shall immediately pay to Landlord a late charge equal to 5% of such delinquent rent as liquidated damages for Tenant's failure to make timely payment. In no event shall this provision for a late charge be deemed to grant to Tenant a grace period or extension of time within which to pay any rent or prevent Landlord from exercising any right or remedy available to Landlord upon Tenant's failure to pay any rent due under this Lease in a timely fashion, including any right to terminate this Lease pursuant to (P)13.2B. If any rent remains delinquent for a period in excess of 30 days then, in addition to such late charge, Tenant shall pay to Landlord interest on any rent that is not paid when due at the Agreed Interest Rate following the date such amount became due until paid.

  3.5  Security Deposit: On the Effective Date, Tenant shall deposit with
       ----------------
Landlord the amount set forth in Section M of the Summary as security for the
                                 ---------
performance by Tenant of its obligations under this Lease, and not as prepayment of rent (the "Security Deposit"). Landlord may from time to time apply such portion of the Security Deposit as is reasonably necessary for the following purposes: (i) to remedy any default by Tenant in the payment of rent; (ii) to repair damage to the Premises caused by Tenant; (iii) to clean the Premises upon termination of the Lease if the Premises are not surrendered in the condition required by this Lease, and (iv) to remedy any other default of Tenant to the extent permitted by Law and, in this regard, Tenant hereby waives any restriction on the uses to which the Security Deposit may be put contained in California Civil Code Section 1950.7. In the event the Security Deposit or any portion thereof is so used, Tenant agrees to pay to Landlord promptly upon demand an amount in cash sufficient to restore the Security Deposit to the full original amount. Landlord shall not be deemed a trustee of the Security Deposit, may use the Security Deposit in business, and shall not be required to segregate it from its general accounts. Tenant shall not be entitled to any interest on the Security Deposit. If Landlord transfers the Premises during the Lease Term, Landlord may pay the Security Deposit to any transferee of Landlord's interest in conformity with the provisions of California Civil Code Section 1950.7 and/or any successor statute, in which event the transferring Landlord will be released from all liability for the return of the Security Deposit.

                                   ARTICLE 4
                                   ---------

                                USE OF PREMISES
                                ---------------

  4.1  Limitation on Use: Tenant shall use the Premises solely for the Permitted
       -----------------
Use specified in Section N of the Summary. Tenant shall not do anything in or
                 ---------
about the Premises which will (i) cause structural injury to the Building, or
(ii) cause damage to any part of the Building except to the extent reasonably necessary for the installation of Tenant's Trade Fixtures and Tenant's Alterations, and then only in a manner which has been first approved by Landlord in writing which approval shall not be unreasonably withheld. Tenant shall not operate any equipment within the Premises which will (i) materially damage the Building or the Common Area, (ii) overload existing electrical systems or other mechanical equipment servicing the Building, (iii) impair the efficient operation of the sprinkler system or the heating, ventilating or air

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                                     LEASE
- --------------------------------------------------------------------------------

conditioning ("HVAC") equipment within or servicing the Building, or (iv) damage, overload or corrode the sanitary sewer system. Tenant shall not attach, hang or suspend anything of any significant weight from the ceiling, roof, walls or columns of the Building or set any load on the floor in excess of the load limits for which such items are designed nor operate hard wheel forklifts within the Premises. Any dust, fumes, or waste products generated by Tenant's use of the Premises shall be contained and disposed so that they do not (i) create an unreasonable fire or health hazard, (ii) damage the Premises, or (iii) result in the violation of any Law. Except as approved by Landlord, Tenant shall not change the exterior of the Building or install any equipment or antennas on or make any penetrations of the exterior or roof of the Building. Tenant shall not commit any waste in or about the Premises, and Tenant shall keep the Premises in an neat, clean, attractive and orderly condition, free of any nuisances. If Landlord designates a standard window covering for use throughout the Building, Tenant shall use this standard window covering to cover all windows in the Premises. Tenant shall not conduct on any portion of the Premises or the Project any sale of any kind, including any public or private auction, fire sale, going-out-of-business sale, distress sale or other liquidation sale.

  4.2  Compliance with Regulations: Tenant shall not use the Premises in any
       ---------------------------
manner which violates any Laws or Private Restrictions which affect the Premises. Tenant shall abide by and promptly observe and comply with all Laws and Private Restrictions. Tenant shall not use the Premises in any manner which will cause a cancellation of any insurance policy covering Tenant's Alternations or any improvements installed by Landlord at its expense or which poses an unreasonable risk of damage or injury to the Premises. Tenant shall not sell, or permit to be kept, used, or sold in or about the Premises any article which may be prohibited by the standard form of fire insurance policy. Tenant shall comply with all reasonable requirements of any insurance company, insurance underwriter, or Board of Fire Underwriters which are necessary to maintain the insurance coverage carried by either Landlord or Tenant pursuant to this Lease.

  4.3  Outside Areas:  No materials, supplies, tanks or containers, equipment,
       -------------
finished products or semi-finished products, raw materials, inoperable vehicles or articles of any nature shall be stored upon or permitted to remain outside of the Premises except in fully fenced and screened areas outside the Building which have been designed for such purpose and have been approved in writing by Landlord for such use by Tenant.

  4.4  Signs: Tenant shall not place on any portion of the Premises any sign,
       -----
placard, lettering in or on windows, banner, displays or other advertising or communicative material which is visible from the exterior of the Building without the prior written approval of Landlord. All such approved signs shall strictly conform to all Laws, Private Restrictions, and Landlord's sign criteria attached as Exhibit F, and shall be installed at the expense of Tenant. Tenant
            ---------
shall maintain such signs in good condition and repair. Tenant shall have the exclusive use of the existing monument sign in front of the Premises.

  4.5  Parking: Tenant is allocated and shall have the non-exclusive right to
       -------
use not more than the number of Tenant's Allocated Parking Stalls contained within the Project described in Section H of the Summary for its use and the use
                                ---------
of Tenant's Agents, the location of which may be designated from time to time by Landlord. Tenant shall not at any time use more parking spaces than the number so allocated to Tenant or park its vehicles or the vehicles of others in any portion of the Project not designated by Landlord as a non-exclusive parking area. Tenant shall not have the exclusive right to use any specific parking space. If Landlord grants to any other tenant the exclusive right to use any particular parking space(s), Tenant shall not use such spaces. Landlord reserves the right, after having given Tenant reasonable notice, to have any vehicles owned by Tenant or Tenant's Agents utilizing parking spaces in excess of the parking spaces allowed for Tenant's use to be towed away at Tenant's cost. All trucks and delivery vehicles shall be (i) parked at the rear of the Building,
(ii) loaded and unloaded in a manner which does not interfere with the businesses of other occupants of the Project, and (iii) permitted to remain on the Project only so long as is reasonably necessary to complete loading and unloading. In the event Landlord elects or is required by any Law to limit or control parking in the Project, whether by validation of parking tickets or any other method of assessment, Tenant agrees to participate in such validation or assessment program under such reasonable rules and regulations as are from time to time established by Landlord.

SEE FIRST ADDENDUM TO LEASE PARAGRAPH 3

  4.6  Rules and Regulations:  Landlord may from time to time promulgate
       ---------------------
reasonable and nondiscriminatory rules and regulations applicable to all occupants of the Project for the care and orderly management of the Project and the safety of its tenants and invitees. Such rules and regulations shall be binding upon Tenant upon delivery of a copy thereof to Tenant, and Tenant agrees to abide by such reasonable rules and regulations. If there is a conflict between the rules and regulations and any of the provisions of this Lease, the provisions of this Lease shall prevail. Landlord shall not be responsible for the violation by any other tenant of the Project of any such rules and regulations.

                                   ARTICLE 5
                                   --------

                        TRADE FIXTURES AND ALTERATIONS
                        ------------------------------

  5.1  Trade Fixtures: Throughout the Lease Term, Tenant may provide and
       --------------
install, and shall maintain in good condition, any Trade Fixtures required in the conduct of its business in the Premises. All Trade Fixtures shall remain Tenant's property.

  5.2  Tenant's Alterations: Construction by Tenant of Tenant's Alterations
       --------------------
shall be governed by the following:

       A. Tenant shall not construct any Tenant's Alterations or otherwise alter the Premises without Landlord's prior written approval which approval shall not be unreasonably withheld. Tenant shall be entitled, without Landlord's prior approval, to make Tenant's Alterations (i) which do not affect the structural or exterior parts or water tight character of the Building, and (ii) the reasonably estimated cost of which, plus the original cost of any part of

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                                     LEASE
- --------------------------------------------------------------------------------

the Premises removed or materially altered in connection with such Tenant's Alterations, together do not exceed the Permitted Tenant Alterations Limit specified in Section O of the Summary per work of improvement. In the event
             ---------
Landlord's approval for any Tenant's Alterations is required, Tenant shall not construct the Leasehold Improvement until Landlord has approved in writing the plans and specifications therefor, and such Tenant's Alterations shall be constructed substantially in compliance with such approved plans and specifications by a licensed contractor first approved by Landlord. All Tenant's Alterations constructed by Tenant shall be constructed by a licensed contractor in accordance with all Laws using new materials of good quality.

       B. Tenant shall not commence construction of any Tenant's Alterations until (i) all required governmental approvals and permits have been obtained,
(ii) all requirements regarding insurance imposed by this Lease have been satisfied, (iii) Tenant has given Landlord at least five days' prior written notice of its intention to commence such construction, and (iv) if reasonably requested by Landlord, Tenant has obtained contingent liability and broad form builders' risk insurance in an amount reasonably satisfactory to Landlord if there are any perils relating to the proposed construction not covered by insurance carried pursuant to Article 9.

       C. All Tenant's Alterations shall remain the property of Tenant during the Lease Term but shall not be altered or removed from the Premises. At the expiration or sooner termination of the Lease Term, all Tenant's Alterations shall be surrendered to Landlord as part of the realty and shall then become Landlord's property, and Landlord shall have no obligation to reimburse Tenant for all or any portion of the value or cost thereof; provided, however, that if Landlord requires Tenant to remove any Tenant's Alterations, Tenant shall so remove such Tenant's Alterations prior to the expiration or sooner termination of the Lease Term. Notwithstanding the foregoing, Tenant shall not be obligated to remove any Tenant's Alterations with respect to which the following is true:
(i) Tenant was required, or elected, to obtain the approval of Landlord to the installation of the Leasehold Improvement in question; (ii) at the time Tenant requested Landlord's approval, Tenant requested of Landlord in writing that Landlord inform Tenant of whether or not Landlord would require Tenant to remove such Leasehold Improvement at the expiration of the Lease Term; and (iii) at the time Landlord granted its approval, it did not inform Tenant that it would require Tenant to remove such Leasehold Improvement at the expiration of the Lease Term.

  5.3  Alterations Required by Law: Tenant shall make any alteration, addition
       ---------------------------
or change of any sort to the Premises that is required by any Law because of (i) Tenant's particular use or change of use of the Premises: (ii) Tenant's application for any permit or governmental approval: or (iii) Tenant's construction or installation of any Tenant's Alterations or Trade Fixtures. Any other alteration, addition, or change required by Law which is not the responsibility of Tenant pursuant to the foregoing shall be made by Landlord (subject to Landlord's right to reimbursement from Tenant specified in (P)5.4.

SEE FIRST ADDENDUM TO LEASE PARAGRAPH 7

  5.4  Amortization of Certain Capital Improvements : Tenant shall pay
       --------------------------------------------
Additional Rent in the event Landlord reasonably elects or is required to make any of the following kinds of capital improvements to the Project and the cost thereof is nonreimbursible as a Common Operating Expense: (i) capital improvements required to be constructed in order to comply with any Law (excluding any Hazardous Materials Law) not in effect or applicable to the Project as of the Effective Date; (ii) modification of existing or construction of additional capital improvements or building service equipment for the purpose of reducing the consumption of utility services or Common Operating Expenses of the Project; (iii) replacement of capital improvements or building service equipment existing as of the Effective Date when required because of normal wear and tear; and (iv) restoration of any part of the Project that has been damaged by any peril to the extent the cost thereof is not covered by insurance proceeds actually recovered by Landlord up to a maximum amount per occurrence of 10% of the then replacement cost of the Project. The amount of Additional Rent Tenant is to pay with respect to each such capital improvement shall be determined as follows:

       A. All costs paid by Landlord to construct such improvements (including financing costs) shall be amortized over the useful life of such improvement (as reasonably determined by Landlord in accordance with generally accepted accounting principles) with interest on the unamortized balance at the then prevailing market rate Landlord would pay if it borrowed funds to construct such improvements from an institutional lender, and Landlord shall inform Tenant of the monthly amortization payment required to so amortize such costs, and shall also provide Tenant with the information upon which such determination is made.

       B. As Additional Rent, Tenant shall pay at the same time the Base Monthly Rent is due an amount equal to Tenant's Share of that portion of such monthly amortization payment fairly allocable to the Building (as reasonably determined by Landlord) for each month after such improvements are completed until the first to occur of (i) the expiration of the Lease Term (as it may be extended), or (ii) the end of the term over which such costs were amortized.

SEE FIRST ADDENDUM TO LEASE PARAGRAPH 4

  5.5  Mechanic's Liens: Tenant shall keep the Project free from any liens and
       ----------------
shall pay when due all bills arising out of any work performed, materials furnished, or obligations incurred by Tenant or Tenant's Agents relating to the Project. If any claim of lien is recorded (except those caused by Landlord or Landlord's Agents), Tenant shall bond against or discharge the same within 10 days after the same has been recorded against the Project. Should any lien be filed against the Project or any action be commenced affecting title to the Project, the party receiving notice of such lien or action shall immediately give the other party written notice thereto.

  5.6  Taxes on Tenant's Property: Tenant shall
       --------------------------

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- --------------------------------------------------------------------------------

pay before delinquency any and all taxes, assessments, license fees and public charges levied, assessed or imposed against Tenant or Tenant's estate in this Lease or the property of Tenant situated within the Premises which become due during the Lease Term. If any tax or other charge is assessed by any governmental agency because of the execution of this Lease, such tax shall be paid by Tenant. On demand by Landlord, Tenant shall furnish Landlord with satisfactory evidence of these payments.

                                   ARTICLE 6
                                   ---------

                            REPAIR AND MAINTENANCE
                            ----------------------

  6.1   Tenant's Obligation to Maintain: Except as otherwise provided in (P)6.2,
        -------------------------------
(P)11.1, and (P)12.3, Tenant shall be responsible for the following during the Lease Term:

        A. Tenant shall clean and maintain in good order, condition, and repair and replace when necessary the Premises and every part thereof, through regular inspections and servicing, including, but not limited to: (i) all plumbing and sewage facilities (including all sinks, toilets, faucets and drains), and all duets, pipes, vents or other parts of the HVAC or plumbing system provided for the exclusive use of the Tenant; (ii) all fixtures, interior walls, floors, carpets and ceilings; (iii) all windows, doors, entrances, plate glass, showcases and skylights (including cleaning both interior and exterior surfaces); (iv) all electrical facilities and all equipment (including all lighting fixtures, lamps, bulbs, tubes, fans, vents, exhaust equipment and systems); and (v) any automatic fire extinguisher equipment in the Premises.

        B. With respect to utility facilities serving the Premises (including electrical wiring and conduits, gas lines, water pipes, and plumbing and sewage fixtures and pipes), Tenant shall be responsible for the maintenance and repair of any such facilities which serve only the Premises, including all such facilities that are within the walls or floor, or on the roof of the Premises, and any part of such facility that is not within the Premises, but only up to the point where such facilities join a main or other junction (e.g., sewer main or electrical transformer) from which such utility services are distributed to other parts of the Project as well as to the Premises. Tenant shall replace any damaged or broken glass in the Premises (including all interior and exterior doors and windows) with glass of the same kind, size and quality. Tenant shall repair any damage to the Premises (including exterior doors and windows) caused by vandalism or any unauthorized entry.

        C. Tenant shall (i) maintain, repair and replace when necessary all HVAC equipment which services only the Premises, and shall keep the same in good condition through regular inspection and servicing, and (ii) maintain continuously throughout the Lease Term a service contract for the maintenance of all such HVAC equipment with a licensed HVAC repair and maintenance contractor approved by Landlord, which contract provides for the periodic inspection and servicing of the HVAC equipment at least once every 60 days during the Lease Term. Notwithstanding the foregoing, Landlord may elect at any time to assume responsibility for the maintenance, repair and replacement of such HVAC equipment which serves only the Premises. Tenant shall maintain continuously throughout the Lease Term a service contract for the washing of all windows (both interior and exterior surfaces) in the Premises with a contractor approved by Landlord or by Tenant which contract provides for the periodic washing of all such windows at least once every 60 days during the Lease Term. Tenant shall furnish Landlord with copies of all such service contracts, which shall provide that they may not be cancelled or changed without at least 30 days' prior written notice to Landlord.

        D. All repairs and replacements required of Tenant shall be promptly made with new materials of like kind and quality. If the work affects the structural parts of the Building or if the estimated cost of any item of repair or replacement is in excess of the Permitted Tenant's Alterations Limit, then Tenant shall first obtain Landlord's written approval of the scope of the work, plans therefor, materials to be used, and the contractor which approval shall not be unreasonably withheld.

SEE FIRST ADDENDUM TO LEASE PARAGRAPHS

  6.2   Landlord's Obligation to Maintain: Landlord shall repair, maintain and
        ---------------------------------
operate the Common Area and repair and maintain the roof, exterior and structural parts of the building(s) located on the Project so that the same are kept in good order and repair. If there is central HVAC or other building service equipment and/or utility facilities serving portions of the Common Area and/or both the Premises and other parts of the Building, Landlord shall maintain and operate (and replace when necessary) such equipment. Landlord shall not be responsible for repairs required by an accident, fire or other peril or for damage caused to any part of the Project by any act or omission of Tenant or Tenant's Agents except as otherwise required by Article 11. Landlord may engage contractors of its choice to perform the obligations required of it by this Article, and the necessity of any expenditure to perform such obligations shall be at the sole discretion of Landlord.

  6.3   Control of Common Area: Landlord shall at all times have exclusive
        ----------------------
control of the Common Area. Landlord shall have the right, without the same constituting an actual or constructive eviction and without entitling Tenant to any abatement of rent, to: (i) close any part of the Common Area to whatever extent required in the opinion of Landlord's counsel to prevent a dedication thereof or the accrual of any prescriptive rights therein; (ii) temporarily close the Common Area to perform maintenance or for any other reason deemed sufficient by Landlord; (iii) change the shape, size, location and extent of the Common Area; (iv) eliminate from or add to the Project any land or improvement, including multi-deck parking structures; (v) make changes to the Common Area including, without limitation, changes in the location of driveways entrances, passageways, doors and doorways, elevators, stairs, restrooms, exits, parking spaces, parking areas, sidewalks or the direction of the flow of traffic and the site of the Common Area; (vi) remove unauthorized persons from the Project; and/or (vii) change the name or address of the Building or Project. Tenant shall keep the Common Area clear of all obstructions created or permitted by Tenant. If in the opinion of Landlord unauthorized persons are using any of the Common

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- --------------------------------------------------------------------------------

Area by reason of the presence of Tenant in the Building, Tenant, upon demand of Landlord, shall restrain such unauthorized use by appropriate proceedings. In exercising any such rights regarding the Common Area, (i) Landlord shall make a reasonable effort to minimize any disruption to Tenant's business, and (ii) Landlord shall not exercise its rights to control the Common Area in a manner that would materially interfere with Tenant's use or access of the Premises without first obtaining Tenant's consent. Landlord shall have no obligation to provide guard services or other security measures for the benefit of the Project. Tenant assumes all responsibility for the protection of Tenant and Tenant's Agents from acts of third parties; provided, however, that nothing contained herein shall prevent Landlord, at its sole option, from providing security measures for the Project.

                                   ARTICLE 7
                                   ---------

                         WASTE DISPOSAL AND UTILITIES
                         ----------------------------

  7.1   Waste Disposal: Tenant shall store its waste either inside the Premises
        --------------
or within outside trash enclosures provided by Landlord at Landlord's sole cost, that are fully fenced and screened in compliance with all Private Restrictions, and designed for such purpose. All entrances to such outside trash enclosures shall be kept closed, and waste shall be stored in such manner as not to be visible from the exterior of such outside enclosures. Tenant shall cause all of its waste to be regularly removed from the Premises at Tenant's sole cost. Tenant shall keep all fire corridors and mechanical equipment rooms in the Premises free and clear of all obstructions at all times.

  7.2   Hazardous Materials: Landlord and Tenant agree as follows with respect
        -------------------
to the existence or use of Hazardous Material on the Project:

        A. Any handling, transportation, storage, treatment, disposal or use of Hazardous Materials by Tenant and Tenant's Agents after the Effective Date in or about the Project shall strictly comply with all applicable Hazardous Materials Laws. Tenant shall indemnify, defend upon demand with counsel reasonably acceptable to Landlord, and hold harmless Landlord from and against any liabilities, losses, claims, damages, lost profits, consequential damages, interest, penalties, fines, monetary sanctions, attorneys' fees, experts' fees, court costs, remediation costs, investigation costs, and other expenses which result from or arise in any manner whatsoever out of the use, storage, treatment, transportation, release, or disposal of Hazardous Materials on or about the Project by Tenant or Tenant's Agents after the Effective Date, except to the extent caused by the negligence or willful misconduct of Landlord or Landlord's agents.

        B. If the presence of Hazardous Materials on the Project caused or permitted by Tenant or Tenant's Agents after the Effective Date results in contamination or deterioration of water or soil resulting in a level of contamination greater than the levels established as acceptable by any governmental agency having jurisdiction over such contamination, then Tenant shall promptly take any and all action necessary to investigate and remediate such contamination if required by Law or as a condition to the issuance or continuing effectiveness of any governmental approval which relates to the use of the Project or any part thereof. Tenant shall further be solely responsible for, and shall defend, indemnify and hold Landlord and its agents harmless from and against all claims, costs and liabilities, including attorneys' fees and costs, arising out of or in connection with any investigation and remediation required hereunder to return the Project to its condition existing prior to the appearance of such Hazardous Materials.

        C. Landlord and Tenant shall each give written notice to the other as soon as reasonably practicable of (i) any communication received from any governmental authority concerning Hazardous Materials which relates to the Project, and (ii) any contamination of the Project by Hazardous Materials which constitutes a violation of any Hazardous Materials Law. Tenant may use small quantities of household chemicals such as adhesives, lubricants, and cleaning fluids in order to conduct its business at the Premises and such other Hazardous Materials as are necessary for the operation of Tenant's business of which Landlord receives notice prior to such Hazardous Materials being brought onto the Premises and which Landlord consents in writing may be brought onto the Premises. At any time during the Lease Term, Tenant shall, within fifteen (15) (unless it constitutes a health or safety risk) days after written reasonable request therefor received from Landlord, disclose in writing all Hazardous Materials that are being used by Tenant on the Project, the nature of such use, and the manner of storage and disposal.

        D. Landlord may cause testing wells to be installed on the Project, and may cause the ground water to be tested to detect the presence of Hazardous Material by the use of such tests as are then customarily used for such purposes. If Tenant so requests, Landlord shall supply Tenant with copies of such test results. The cost of such tests and of the installation, maintenance, repair and replacement of such wells shall be paid by Tenant if such tests disclose the existence of facts which give rise to liability of Tenant pursuant to its indemnity given in (P)7.2A and/or (P)7.2B.

        E. As used herein, the term "Hazardous Material," means any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of California or the United States Government. The term "Hazardous Material" includes, without limitation, petroleum products, asbestos, PCB's, and any material or substance which is (i) listed under Article 9 or defined as hazardous or extremely hazardous pursuant to Article 11 of Title 22 of the California Administrative Code, Division 4, Chapter 20, (ii) defined as a "hazardous waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. 6901 et seq. (42 U.S.C. 6903), or
(iii) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response: Compensation and Liability Act, 42 U.S.C. 9601 et seq. (42 U.S.C. 9601). As used herein, the term "Hazardous Material Law" shall mean any statute, law, ordinance, or regulation of any governmental body or agency (including the U.S. Environmental Protection Agency, the California Regional Water Quality Control Board, and the California Department of Health Services) which regulates the use, storage, release or disposal of any Hazardous Material.

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- --------------------------------------------------------------------------------

        F. The obligations of Landlord and Tenant under this (P)7.2 shall survive the expiration or earlier termination of the Lease Term. The rights and obligations of Landlord and Tenant with respect to issues relating to Hazardous Materials are exclusively established by this (P)7.2. In the event of any inconsistency between any other part of this Lease and this (P)7.2, the terms of this (P)7.2 shall control.

  7.3   Utilities: Tenant shall promptly pay, as the same become due, all
        ---------
charges for water, gas, electricity, telephone, sewer service, waste pick-up and any other utilities, materials or services furnished directly to or used by Tenant on or about the Premises during the Lease Term, including, without limitation, (i) meter, use and/or connection fees, hook-up fees, or standby fee (excluding any connection fees or hook-up fees which relate to making the existing electrical, gas, and water service available to the Premises as of the Commencement Date), and (ii) penalties for discontinued or interrupted service. If any utility service is not separately metered to the Premises, then Tenant shall pay its pro rata share of the cost of such utility service with all others served by the service not separately metered. However, if Landlord determines that Tenant is using a disproportionate amount of any utility service not separately metered, then Landlord at its election may (i) periodically charge Tenant, as Additional Rent, a sum equal to Landlord's reasonable estimate of the cost of Tenant's excess use of such utility service, or (ii) install a separate meter (at Tenant's expense) to measure the utility service supplied to the Premises.

  7.4   Compliance with Governmental Regulations: Landlord and Tenant shall
        ----------------------------------------
comply with all rules, regulations and requirements promulgated by national, state or local governmental agencies or utility suppliers concerning the use of utility services, including any rationing, limitation or other control. Tenant shall not be entitled to terminate this Lease nor to any abatement in rent by reason of such compliance.

                                   ARTICLE 8
                                   ---------

                           COMMON OPERATING EXPENSES
                           -------------------------

  8.1   Tenant's Obligation to Reimburse:  As Additional Rent, Tenant shall pay
        --------------------------------
Tenant's Share (specified in Section G of the Summary) of all Common Operating
                             ---------
Expenses; provided, however, if the Project contains more than one building, then Tenant shall pay Tenant's Share of all Common Operating Expenses fairly allocable to the Building, including (i) all Common Operating Expenses paid with respect to the maintenance, repair, replacement and use of the Building, and
(ii) a proportionate share (based on the Building Gross Leasable Area as a percentage of the Project Gross Leasable Area) of all Common Operating Expenses which relate to the Project in general are not fairly allocable to any one building that is part of the Project. Tenant shall pay such share of the actual Common Operating Expenses incurred or paid by Landlord but not theretofore billed to Tenant within 15 days after receipt of a written bill therefor from Landlord, on such periodic basis as Landlord shall designate, but in no event more frequently than once a month. Alternatively, Landlord may from time to time require that Tenant pay Tenant's Share of Common Operating Expenses in advance in estimated monthly installments, in accordance with the following: (i) Landlord shall deliver to Tenant Landlord's reasonable estimate of the Common Operating expenses it anticipates will be paid or incurred for the Landlord's fiscal year in question; (ii) during such Landlord's fiscal year Tenant shall pay such share of the estimated Common Operating Expenses in advance in monthly installments as required by Landlord due with the installments of Base Monthly Rent; and (iii) within 90 days after the end of each Landlord's fiscal year, Landlord shall furnish to Tenant a statement in reasonable detail of the actual Common Operating Expenses paid or incurred by Landlord during the just ended Landlord's fiscal year and thereupon there shall be an adjustment between Landlord and Tenant, with payment to Landlord or credit by Landlord against the next installment of Base Monthly Rent, as the case may require, within 15 days after delivery by Landlord to Tenant of said statement, so that Landlord shall receive the entire amount of Tenant's Share of all Common Operating Expenses for such Landlord's fiscal year and no more. Tenant shall have the right at its expense, exercisable upon reasonable prior written notice to Landlord, to inspect at Landlord's office during normal business hours Landlord's books and records as they relate to Common Operating Expenses. Such inspection must be within 90 days of Tenant's receipt of Landlord's annual statement for the same, and shall be limited to verification of the charges contained in such statement. Tenant may not withhold payment of such bill pending completion of such inspection.

  8.2   Common Operating Expenses Defined: The term "Common Operating Expenses"
        ---------------------------------
shall mean the following:

        A. All costs and expenses paid or incurred by Landlord in doing the following (including payments to independent contractors providing services related to the performance of the following): (i) maintaining, cleaning, repairing and resurfacing the roof (including repair of leaks) and the exterior surfaces (including painting) of all buildings located on the Project; (ii) maintenance of the liability, fire and property damage insurance covering the Project carried by Landlord pursuant to (P)9.2 (including the prepayment of premiums for coverage of up to one year); (iii) maintaining, repairing, operating and replacing when necessary HVAC equipment, utility facilities and other building service equipment; (iv) providing utilities to the Common Area (including lighting, trash removal and water for landscaping irrigation); (v) complying with all applicable Laws and Private Restrictions; (vi) operating, maintaining, repairing, cleaning, painting, restriping and resurfacing the Common Area; (vii) replacement or installation of lighting fixtures, directional or other signs and signals, irrigation systems, trees, shrubs, ground cover and other plant materials, and all landscaping in the Common Area: and (viii) providing security;

        B.  The following costs: (i) Real Property Taxes as defined in (P)8.3;
(ii) the amount of any "deductible" paid by Landlord with respect to damage caused by any Insured Peril; (iii) the cost to repair damage caused by an Uninsured Peril up to

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a maximum amount in any 12 month period equal to 2% of the replacement cost of the buildings or other improvements damaged; and (iv) that portion of all compensation (including benefits and premiums for workers' compensation and other insurance) paid to or on behalf of employees of Landlord but only to the extent they are involved in the performance of the work described by (P)8.2A that is fairly allocable to the Project;

        C. Fees for management services rendered by either Landlord or a third party manager engaged by Landlord (which may be a party affiliated with Landlord), except that the total amount charged for management services and included in Tenant's Share of Common Operating Expenses shall not exceed the monthly rate of 5% of the Base Monthly Rent.

        D. All additional costs and expenses incurred by Landlord with respect to the operation, protection, maintenance, repair and replacement of the Project which would be considered a current expense (and not a capital expenditure) pursuant to generally accepted accounting principles; provided, however, that Common Operating Expenses shall not include any of the following: (i) payments on any loans or ground leases affecting the Project; (ii) depreciation of any buildings or any major systems of building service equipment within the Project;
(iii) leasing commissions; (iv) the cost of tenant improvements installed for the exclusive use of other tenants of the Project; and (v) any cost incurred in complying with Hazardous Materials Laws, which subject is governed exclusively by (P)7.2.

  8.3   Real Property Taxes Defined: The term "Real Property Taxes" shall mean
        ---------------------------
all taxes, assessments, levies and other charges of any kind or nature whatsoever, general and special, foreseen and unforeseen (including all installments of principal and interest required to pay any existing or future general or special assessments for public improvements, services or benefits, and any increases resulting from reassessments resulting from a change in ownership, new construction, or any other cause), now or hereafter imposed by any governmental or quasi-governmental authority or special district having the direct or indirect power to tax or levy assessments, which are levied or assessed against, or with respect to the value, occupancy or use of all or any portion of the Project (as now constructed or as may at any time hereafter be constructed, altered, or otherwise changed) or Landlord's interest therein, the fixtures, equipment and other property of Landlord, real or personal, that are an integral part of and located on the Project, the gross receipts, income, or rentals from the Project, or the use of parking areas, public utilities, or energy within the Project, or Landlord's business of leasing the Project. If at any time during the Lease Term the method of taxation or assessment of the Project prevailing as of the Effective Date shall be altered so that in lieu of or in addition to any Real Property Tax described above there shall be levied, assessed or imposed (whether by reason of a change in the method of taxation or assessment, creation of a new tax or charge, or any other cause) an alternate or additional tax or charge (i) on the value, use or occupancy of the Project or Landlord's interest therein, or (ii) on or measured by the gross receipts, income or rentals from the Project, on Landlord's business of leasing the Project, or computed in any manner with respect to the operation of the Project, then any such tax or charge, however designated, shall be included within the meaning of the term "Real Property Taxes" for purposes of this Lease. If any Real Property Tax is based upon property or rents unrelated to the Project, then only that part of such Real Property Tax that is fairly allocable to the Project shall be included within the meaning of the term "Real Property Taxes". Notwithstanding the foregoing, the term "Real Property Taxes" shall not include estate, inheritance, transfer, gift or franchise taxes of Landlord or the federal or state net income tax imposed on Landlord's income from all sources.

                                   ARTICLE 9
                                   ---------

                                   INSURANCE
                                   ---------

  9.1   Tenant's Insurance: Tenant shall maintain insurance complying with all
        ------------------
of the following:


        A. Tenant shall procure, pay for and keep in full force and effect the following:

                (1) Commercial general liability insurance, including property damage, against liability for personal injury, bodily injury, death and damage to property occurring in or about, or resulting from an occurrence in or about, the Premises with combined single limit coverage of not less than the amount of Tenant's Liability Insurance Minimum specified in Section P of the Summary,
                                                  ---------
which insurance shall contain a "contractual liability" endorsement insuring Tenant's performance of Tenant's obligation to indemnify Landlord contained in
(p)10.3;

                (2) Fire and property damage insurance in so-called "all risk" form insuring Tenant's Trade Fixtures and Tenant's Alterations for the full actual replacement cost thereof;

                (3) Such other insurance that is either (i) required by any Lender, or (ii) reasonably required by Landlord and customarily carried by tenants of similar property in similar businesses.

        B. Where applicable and required by Landlord, each policy of insurance required to be carried by Tenant pursuant to this (P)9.1: (i) shall name Landlord and such other parties in interest as Landlord reasonably designates as additional insured; (ii) shall be primary insurance which provides that the insurer shall be liable for the full amount of the loss up to and including the total amount of liability set forth in the declarations without the right of contribution from any other insurance coverage of Landlord; (iii) shall be in a form satisfactory to Landlord; (iv) shall be carried with companies reasonably acceptable to Landlord; (v) shall provide that such policy shall not be subject to cancellation, lapse or change except after at least 30 days prior written notice to Landlord so long as such provision of 30 days notice is reasonably obtainable, but in any event not less than 10 days prior written notice; (vi) shall not have a "deductible" in excess of such amount as is approved by Landlord; (vii) shall contain a cross liability endorsement; and (viii) shall contain a "severability" clause. If Tenant has in full force and effect a

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- --------------------------------------------------------------------------------

blanket policy of liability insurance with the same coverage for the Premises as described above, as well as other coverage of other premises and properties of Tenant, or in which Tenant has some interest, such blanket insurance shall satisfy the requirements of this (P)9.1.

        C. A copy of each certificate of insurance evidencing the insurance required to be carried by Tenant pursuant to this (P)9.1 (appropriately authenticated by the insurer) or a certificate of the insurer, certifying that such policy has been issued, providing the coverage required by this (P)9.1, and containing the provisions specified herein, shall be delivered to Landlord prior to the time Tenant or any of its Agents enters the Premises and upon renewal of such policies, but not less than 5 days prior to the expiration of the term of such coverage, Landlord may, at any time, and from time to time, inspect and/or copy any and all insurance policies required to be procured by Tenant pursuant to this (P)9.1. If any Lender or insurance advisor reasonably determines at any time that the amount of coverage required for any policy of insurance Tenant is to obtain pursuant to this (P)9.1 is not adequate, then Tenant shall increase such coverage for such insurance to such amount as such Lender or insurance advisor reasonably deems adequate, not to exceed the level of coverage for such insurance commonly carried by comparable businesses similarly situated.

  9.2   Landlord's Insurance: Landlord shall have the following obligations and
        --------------------
options regarding insurance:

        A. Landlord shall maintain a policy or policies of fire and property damage insurance in so-called "all risk" form insuring Landlord (and such others as Landlord may designate) against loss of rents for a period of not less than 12 months and from physical damage to the Project with coverage of not less than the full replacement cost thereof. Landlord may so insure the Project separately, or may insure the Project with other property owned by Landlord which Landlord elects to insure together under the same policy or policies. Such fire and property damage insurance (i) may be endorsed to cover loss caused by such additional perils against which Landlord may elect to insure, including earthquake and/or flood, and to provide such additional coverage as Landlord reasonably requires, and (ii) shall contain reasonable "deductibles" which, in the case of earthquake and flood insurance, may be up to 10% of the replacement value of the property insured or such higher amount as is then commercially reasonable. Landlord shall not be required to cause such insurance to cover any Trade Fixtures or Tenant's Alterations of Tenant.

        B. Landlord may maintain a policy or policies of commercial general liability insurance insuring Landlord (and such others as are designated by Landlord) against liability for personal injury, bodily injury, death and damage to property occurring or resulting from an occurrence in, on or about the Project, with combined single limit coverage in such amount as Landlord from time to time determines is reasonably necessary for its protection.

  9.3   Tenant's Obligation to Reimburse:  If Landlord's insurance rates for the
        --------------------------------
Building are increased at any time during the Lease Term as a result of the nature of Tenant's use of the Premises, Tenant shall reimburse Landlord for the full amount of such increase immediately upon receipt of a bill from Landlord therefor.

  9.4   Release and Waiver of Subrogation: The parties hereto release each
        ---------------------------------
other, and their respective agents and employees, from any liability for injury to any person or damage to property that is caused by or results from any risk insured against under any valid and collectible insurance policy carried by either of the parties which contains a waiver of subrogation by the insurer and is in force at the time of such injury or damage; subject to the following limitations: (i) the foregoing provision shall not apply to the commercial general liability insurance described by subparagraphs (P)9.1A and (P)9.2B; (ii) such release shall apply to liability resulting from any risk insured against or covered by self-insurance maintained or provided by Tenant to satisfy the requirements of (P)9.1 to the extent permitted by this Lease; and (iii) Tenant shall not be released from any such liability to the extent any damages resulting from such injury or damage are not covered by the recovery obtained by Landlord from such insurance, but only if the insurance in question permits such partial release in connection with obtaining a waiver of subrogation from the insurer. This release shall be in effect only so long as the applicable insurance policy contains a clause to the effect that this release shall not affect the right of the insured to recover under such policy. Each party shall use reasonable efforts to cause each insurance policy obtained by it to provide that the insurer waives all right of recovery by way of subrogation against the other party and its agents and employees in connection with any injury or damage covered by such policy. However, if any insurance policy cannot be obtained with such a waiver of subrogation, or if such waiver of subrogation is only available at additional cost and the party for whose benefit the waiver is to be obtained does not pay such additional cost, then the party obtaining such insurance shall notify the other party of that fact and thereupon shall be relieved of the obligation to obtain such waiver of subrogation rights from the insurer with respect to the particular insurance involved.

                                  ARTICLE 10
                                  ----------

                           LIMITATION ON LANDLORD'S
                           ------------------------
                            LIABILITY AND INDEMNITY
                            -----------------------
  10.1  Limitation on Landlord's Liability: Landlord shall not be liable to
        ----------------------------------
Tenant, nor shall Tenant be entitled to terminate this Lease or to any abatement of rent (except as expressly provided otherwise herein), for any injury to Tenant or Tenant's Agents, damage to the property of Tenant or Tenant's Agents, or loss to Tenant's business resulting from any cause, including without limitation any: (i) failure, interruption or installation of any HVAC or other utility system or service; (ii) failure to furnish or delay in furnishing any utilities or services when such failure or delay is caused by fire or other peril, the elements, labor disturbances of any character, or any other accidents or other conditions beyond the reasonable control of

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Landlord: (iii) limitation, curtailment, rationing or restriction on the use of water or electricity, gas or any other form of energy or any services or utility serving the Project: (iv) vandalism or forcible entry by unauthorized persons or the criminal act of any person: or (v) penetration of water into or onto any portion of the Premises or the Building through roof leaks or otherwise. Notwithstanding the foregoing but subject to (P)9.4, Landlord shall be liable for any such injury, damage or loss which is proximately caused by Landlord's willful misconduct or gross negligence of which Landlord has actual notice and a reasonable opportunity to cure but which it fails to so cure.

  10.2  Limitation on Tenant's Recourse:  If Landlord is a corporation, trust,
        -------------------------------
partnership, joint venture, unincorporated association or other form of business entity: (i) the obligations of Landlord shall not constitute personal obligations of the officers, directors, trustees, partners, joint venturers, members, owners, stockholders, or other principals or representatives of such business entity; and (ii) Tenant shall not have recourse to the assets of such officers, directors, trustees, partners, joint venturers, members, owners, stockholders, principals or representatives except to the extent of their interest in the Project. Tenant shall have recourse only to the interest of Landlord in the Project for the satisfaction of the obligations of Landlord and shall not have recourse to any other assets of Landlord for the satisfaction of such obligations.

  10.3  Indemnification of Landlord: Tenant shall hold harmless, indemnify and
        ---------------------------
defend Landlord, and its employees, agents and contractors, with competent counsel reasonably satisfactory to Landlord (and Landlord agrees to accept counsel that any insurer requires be used), from all liability, penalties, losses, damages, costs, expenses, causes of action, claims and/or judgments arising by reason of any death, bodily injury, personal injury or property damage resulting from (i) any cause or causes whatsoever (other than the willful misconduct or gross negligence of Landlord of which Landlord has had notice and a reasonable time to cure, but which Landlord has failed to cure) occurring in or about or resulting from an occurrence in or about the Premises during the Lease Term, (ii) the negligence or willful misconduct of Tenant or its agents, employees and contractors, wherever the same may occur, or (iii) an Event of Tenant's Default. The provisions of this (P)10.3 shall survive the expiration or sooner termination of this Lease.

                                  ARTICLE 11
                                  ----------

                              DAMAGE TO PREMISES
                              ------------------

  11.1  Landlord's Duty to Restore: If the Premises are damaged by any peril
        --------------------------
after the Effective Date, Landlord shall restore the Premises unless the Lease is terminated by Landlord pursuant to (P)11.2 or by Tenant pursuant to (P)11.3. All insurance proceeds available from the fire and property damage insurance carried by Landlord pursuant to (P)9.2 shall be paid to and become the property of Landlord. If this Lease is terminated pursuant to either (P)11.2 or (P)11.3, then all insurance proceeds available from insurance carried by Tenant which covers loss to property that is Landlord's property or would become Landlord's property on termination of this Lease shall be paid to and become the property of Landlord. If this Lease is not so terminated, then upon receipt of the insurance proceeds if the loss is covered by insurance, and the issuance of all necessary governmental permits. Landlord shall commence and diligently prosecute to completion the restoration of the Premises, to the extent then allowed by Law, to substantially the same condition in which the Premises were immediately prior to such damage. Landlord's obligation to restore shall be limited to the Premises and interior improvements constructed by Landlord as they existed as of the Commencement Date, excluding any Trade Fixtures and/or personal property constructed or installed by Tenant in the Premises. Tenant shall forthwith replace or fully repair all Tenant's Alterations and Trade Fixtures installed by Tenant and existing at the time of such damage or destruction, and all insurance proceeds received by Tenant from the insurance carried by it pursuant to
(P)9.A(2) shall be used for such purpose.

  11.2  Landlord's Right to Terminate: Landlord shall have the right to
        -----------------------------
terminate this Lease in the event any of the following occurs, which right may be exercised only by delivery to Tenant of a written notice of election to terminate within 30 days after the date of such damage:

        A. Either the Project or the Building is damaged by an Insured Peril to such an extent that the estimated cost to restore exceeds 33% of the then actual replacement cost thereof;

        B. Either the Project or the Building is damaged by an Uninsured Peril to such an extent that the estimated cost to restore exceeds 2% of the then actual replacement cost thereof; provided, however, that Landlord may not terminate this Lease pursuant to this (P)11.2B if one or more tenants of the Project agree in writing to pay the amount by which the cost to restore the damage exceeds such amount and subsequently deposit such amount with Landlord within 30 days after Landlord has notified Tenant of its election to terminate this Lease;

        C. The Premises are damaged by any peril within 12 months of the last day of the Lease Term to such an extent that the estimated cost to restore equals or exceeds an amount equal to six times the Base Monthly Rent then due; provided, however, that Landlord may not terminate this Lease pursuant to this
(P)11.2C if Tenant, at the time of such damage, has a then valid express written option to extend the Lease Term and Tenant exercises such option to extend the Lease Term within 15 days following the date of such damage; or

        D. Either the Project or the Building is damaged by any peril and, because of the Laws then in force, (i) cannot be restored at reasonable cost to substantially the same condition in which it was prior to such damage, or (ii) cannot be used for the same use being made thereof before such damage if restored as required by this Article.

        E. As used herein, the following terms shall have the following meanings: (i) the term "Insured Peril" shall mean a peril actually insured

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- --------------------------------------------------------------------------------

against for which the insurance proceeds actually received by Landlord are sufficient (except for any "deductible" amount specified by such insurance) to restore the Project under then existing building codes to the condition existing immediately prior to the damage; and (ii) the term "Uninsured Peril" shall mean any peril which is not an Insured Peril. Notwithstanding the foregoing, if the "deductible" for earthquake or flood insurance exceeds 2% of the replacement cost of the improvements insured, such peril shall be deemed an "Uninsured Peril."

     11.3  Tenant's Right to Terminate:  If the Premises are damaged by any
           ---------------------------
peril and Landlord does not elect to terminate this Lease or is not entitled to terminate this Lease pursuant to (P)11.2 then as soon as reasonably practicable, Landlord shall furnish Tenant with the written opinion of Landlord's architect or construction consultant as to when the restoration work required of Landlord may be completed. Tenant shall have the right to terminate this Lease in the event any of the following occurs, which right may be exercised only by delivery to Landlord of a written notice of election to terminate within 21 days after Tenant receives from Landlord the estimate of the time needed to complete such restoration.

           A. The Premises are damaged by any peril and, in the reasonable opinion of Landlord's architect or construction consultant, the restoration of the Premises cannot be substantially completed within 180 days after the date of such damage; or

           B. The Premises are damaged by any peril within 12 months of the last day of the Lease Term and, in the reasonable opinion of Landlord's architect or construction consultant, the restoration of the Premises cannot be substantially completed within 90 days after the date of such damage and such damage renders unusable more than 30% of the Premises.

     11.4  Abatement of Rent: In the event of damage to the Premises which does
           -----------------
not result in the termination of this Lease, the Base Monthly Rent and the Additional Rent shall be temporarily abated during the period of restoration in proportion to the degree to which Tenant's use of the Premises is impaired by such damage. Tenant shall not be entitled to any compensation or damages from Landlord for loss of Tenant's business or property or for any inconvenience or annoyance caused by such damage or restoration. Tenant hereby waives the provisions of California Civil Code Sections 1932(2) and 1933(4) and the provisions of any similar law hereinafter enacted.

                                  ARTICLE 12
                                  ----------

                                 CONDEMNATION
                                 ------------

     12.1  Landlord's Termination Right:  Landlord shall have the right to
           ----------------------------
terminate this Lease if, as a result of a taking by means of the exercise of the power of eminent domain; (including a voluntary sale or transfer by Landlord to a condemnor under threat of condemnation), (i) all or any part of the Premises is so taken, (ii) more than 10% of the Building Leasable Area is so taken, or
(iii) more than 50% of the Common Area is so taken. Any such right to terminate by Landlord must he exercised within a reasonable period of time, to be effective as of the date possession is taken by the condemnor.

     12.2  Tenant's Termination Right:  Tenant shall have the right to terminate
           --------------------------
this Lease if, as a result of any taking by means of the exercise of the power of eminent domain (including any voluntary sale or transfer by Landlord to any condemnor under threat of condemnation), (i) 10% or more of the Premises is so taken and that part of the Premises that remains cannot be restored within a reasonable period of time and thereby made reasonably suitable for the continued operation of the Tenant's business, or (ii) there is a taking affecting the Common Area and, as a result of such taking Landlord cannot provide parking spaces within reasonable walking distance of the Premises equal in number to at least 80% of the number of spaces allocated to Tenant by (P)2.1, whether by rearrangement of the remaining parking areas in the Common Area (including construction of multi-deck parking structures or restriping for compact cars where permitted by Law) or by alternative parking facilities on other land. Tenant must exercise such right within a reasonable period of time, to be effective on the date that possession of that portion of the Premises or Common Area that is condemned is taken by the condemnor.

     12.3  Restoration and Abatement of Rent:  If any part of the Premises or
           ---------------------------------
the Common Area is taken by condemnation and this Lease is not terminated, then Landlord shall restore the remaining portion of the Premises and Common Area and interior improvements constructed by Landlord as they existed as of the Commencement Date, excluding any, Trade Fixtures and/or personal property constructed or installed by Tenant. Thereafter, except in the case of a temporary taking, as of the date possession is taken the Base Monthly Rent shall be reduced in the same proportion that the floor area of that part of the Premises so taken (less any addition thereto by reason of any reconstruction) bears to the original floor area of the Premises.

     12.4  Temporary Taking:  If any portion of the Premises is temporarily
           ----------------
taken for one year or less, this Lease shall remain in effect. If any portion of the Premises is temporarily taken by condemnation for a period which exceeds one year or which extends beyond the natural expiration of the Lease Term, and such taking materially and adversely affects Tenant's ability to use the Premises for the Permitted Use, then Tenant shall have the right to terminate this Lease, effective on the date possession is taken by the condemnor.

     12.5  Division of Condemnation Award:  Any award made as a result of any
           ------------------------------
condemnation of the Premises or the Common Area shall belong to and be paid to Landlord, and Tenant hereby assigns to Landlord all of its right, title and interest in any such award; provided, however, that Tenant shall be entitled to receive any condemnation award that is made directly to Tenant for the following so long as the award made to Landlord is not thereby reduced: (i) for the taking of personal property or Trade Fixtures belonging to Tenant, (ii) for the interruption of Tenant's business or its moving costs, (iii) for loss of Tenant's goodwill; or (iv) for

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- --------------------------------------------------------------------------------

any temporary taking where this Lease is not terminated as a result of such taking. The rights of Landlord and Tenant regarding any condemnation shall be determined as provided in this Article. and each party hereby waives the provisions of California Code of Civil Procedure Section 1265.130 and the provisions of any similar law hereinafter enacted allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Premises.


                                  ARTICLE 13
                                  ----------

                             DEFAULT AND REMEDIES
                             --------------------

     13.1  Events of Tenant's Default: Tenant shall be in default of its
           --------------------------
obligations under this Lease if any of the following events occurs (an Event of Tenant's Default"):

           A. Tenant shall have failed to pay Base Monthly Rent or Additional Rent when due, and such failure is not cured within 5 days after delivery of written notice from Landlord specifying such failure to pay; or

           B. Tenant shall have failed to perform any term, covenant, or condition of this Lease except those requiring the payment of Base Monthly Rent or Additional Rent, and Tenant shall have failed to cure such breach within 30 days after written notice from Landlord specifying the nature of such breach where such breach could reasonably be cured within said 30 day period, or if such breach could not be reasonably cured within said 30 day period, Tenant shall have failed to commence such cure within said 30 day period and thereafter continue with due diligence to prosecute such cure to completion within such time period as is reasonably needed but not to exceed 90 days from the date of Landlord's notice; or

           C. Tenant shall have sublet the Premises or assigned its interest in the Lease in violation of the provisions contained in Article 14; or

           D. Tenant shall have abandoned the Premises or left the Premises substantially vacant; or

           E. The occurrence of the following: (i) the making by Tenant of any general arrangements or assignments for the benefit of creditors; (ii) Tenant becomes a "debtor" as defined in 11 USC (S)101 or any successor statute thereto (unless, in the ease of a petition filed against Tenant, the same is dismissed within 60 days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within 30 days; or (iv) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within 30 days; provided, however, in the event that any provision of this Section 13.1E is contrary to any applicable Law, such provision shall be of no force or effect; or

           F. Tenant shall have failed to deliver documents required of it pursuant to (P)154 or (P)915.6 within the time periods specified therein.

     13.2  Landlord's Remedies:  If an Event of Tenant's Default occurs,
           -------------------
Landlord shall have the following remedies, in addition to all other rights and remedies provided by any Law or otherwise provided in this Lease, to which Landlord may resort cumulatively or in the alternative:

           A. Landlord may keep this Lease in effect and enforce an action at law or in equity all of its rights and remedies under this Lease including (i) the right to recover the rent and other sums as they become due by appropriate legal action, (ii) the right to make payments required of Tenant or perform Tenant's obligations and be reimbursed by Tenant for the cost thereof with interest at the Agreed Interest Rate from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant, and (iii) the remedies of injunctive relief and specific performance to compel Tenant to perform its obligations under this Lease. Notwithstanding anything contained in this Lease, in the event of a breach of an obligation by Tenant which results in a condition which poses an imminent danger to safety of persons or damage to property, an unsightly condition visible from the exterior of the Building, or a threat to insurance coverage, then if Tenant does not cure such breach within 3 days after delivery to it of written notice from Landlord identifying the breach, Landlord may cure the breach of Tenant and be reimbursed by Tenant for the cost thereof with interest at the Agreed Interest Rate from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant.

           B. Landlord may enter the Premises and release them to third parties for Tenant's account for any period, whether shorter or longer than the remaining Lease Term. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in releasing the Premises, including brokers' commissions expenses of altering and preparing the Premises required by the releasing. Tenant shall pay to Landlord the rent and other sums due under this Lease on the date the rent is due, less the rent and other sums Landlord received from any releasing. No act by Landlord allowed by this subparagraph shall terminate this Lease unless Landlord notifies Tenant in writing that Landlord elects to terminate this Lease. Notwithstanding any releasing without termination, Landlord may later elect to terminate this Lease because of the default by Tenant.

           C. Landlord may terminate this Lease by giving Tenant written notice of termination, in which event this Lease shall terminate on the date set forth for termination in such notice. Any termination under this (P)13.2C shall not relieve Tenant from its obligation to pay sums then due Landlord or from any claim against Tenant for damages or rent previously accrued or then accruing. In no event shall any one or more of the following actions by Landlord, in the absence of a written election by Landlord to terminate this Lease, constitute a termination of this Lease: (i) appointment of a receiver or keeper in order to protect Landlord's interest hereunder; (ii) consent to any subletting of the Premises or assignment of this Lease by Tenant, whether pursuant to the provisions hereof or otherwise; or (iii) any other action by Landlord or Landlord's Agents intended

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to mitigate the adverse effects of any breach of this Lease by Tenant, including without limitation any action taken to maintain and preserve the Premises, or any action taken to relet the Premises or any portions thereof to the extent such actions do not affect a termination of Tenant's right to possession of the Premises.

           D. In the event Tenant breaches this Lease and abandons the Premises, this Lease shall not terminate unless Landlord gives Tenant written notice of its election to so terminate this Lease. No act by or on behalf of Landlord intended to mitigate the adverse effect of such breach, including those described by (P)13.C, shall constitute a termination of Tenant's right to possession unless Landlord gives Tenant written notice of termination. Should Landlord not terminate this Lease by giving Tenant written notice, Landlord may enforce all its rights and remedies under this Lease, including the right to recover the rent as it becomes due under the Lease as provided in California Civil Code Section 1951.4.

           E. In the event Landlord terminates this Lease, Landlord shall be entitled, at Landlord's election, to damages in an amount as set forth in California Civil Code Section 19512 as in effect on the Effective Date. For purposes of computing damages pursuant to California Civil Code Section 1951.2,
(i) an interest rate equal to the Agreed Interest Rate shall be used where permitted, and (ii) the term "rent" includes Base Monthly Rent and Additional Rent. Such damages shall include:

                    (1) The worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided, computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%); and

                    (2) Any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease, or which in the ordinary course of things would be likely to result therefrom, including to the extent reasonable the following:
(i) expenses for cleaning, repairing or restoring the Premises; (ii) expenses for altering, remodeling or otherwise improving the Premises for the purpose of reletting, including installation of leasehold improvements (whether such installation be funded by a reduction of rent, direct payment or allowance to a new tenant, or otherwise); (iii) broker's fees, advertising costs and other expenses of reletting the Premises; (iv) costs of carrying the Premises, such as taxes, insurance premiums, utilities and security precautions; (v) expenses in retaking possession of the Premises; and (vi) attorneys' fees and court costs incurred by Landlord in retaking possession of the Premises and in releasing the Premises or otherwise incurred as a result of Tenant's default.

           F. Nothing in this (P)13.2 shall limit Landlord's right to indemnification from Tenant as provided in (P)7.2 and (P)10.3. Any notice given by Landlord in order to satisfy the requirements of (P)13.1A or (P)l3.1B above shall also satisfy the notice requirements of California Code of Civil Procedure
Section 116l regarding unlawful detainer proceedings.

     13.3  Waiver:  One party's consent to or approval of any act by the other
           ------
party requiring the first party's consent or approval shall not be deemed to waive or render unnecessary the first party's consent to or approval of any subsequent similar act by the other party. The receipt by Landlord of any rent or payment with or without knowledge of the breach of any other provision hereof shall not be deemed a waiver of any such breach unless such waiver is in writing and signed by Landlord. No delay or omission in the exercise of any right or remedy accruing to either party upon any breach by the other party under this Lease shall impair such right or remedy or be construed as a waiver of any such breach theretofore or thereafter occurring. The waiver by either party of any breach of any provision of this Lease shall not be deemed to be a waiver of any subsequent breach of the same or of any other provisions herein contained.

     13.4  Limitation On Exercise of Rights:  At any time that an Event of
           --------------------------------
Tenant's Default has occurred and remains uncured, (i) it shall not be unreasonable for Landlord to deny or withhold any consent or approval requested of it by Tenant which Landlord would otherwise be obligated to give, and (ii) Tenant may not exercise any option to extend, right to terminate this Lease, or other right granted to it by this Lease which would otherwise be available to it.

     l3.5  Waiver by Tenant of Certain Remedies:  Tenant waives the provisions
           ------------------------------------
of Sections 1932(1), 1941 and 1942 of the California Civil Code and any similar or successor law regarding Tenant's right to terminate this Lease or to make repairs and deduct the expenses of such repairs from the rent due under this Lease. Tenant hereby waives any right of redemption or relief from forfeiture under the laws of the State of California, or under any other present or future law, including the provisions of Sections 1174 and L179 of the Califorina. Code of Civil Procedure.

                                  ARTICLE 14
                                  ----------

                           ASSIGNMENT AND SUBLETTING
                           -------------------------

     14.1  Transfer By Tenant:  The following provisions shall apply to any
           ------------------
assignment subletting or other transfer by Tenant or any subtenant or assignee or other successor in interest of the original Tenant (collectively referred to this (P)14.1 as "Tenant"):

           A. Subject to subparagraph F below,Tenant shall not do any of the following (collectively referred to herein as a Transfer), whether voluntarily, involuntarily or by operation of law, without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed: (i) sublet all or any part of the Premises or allow it to be sublet, occupied or used by any person or entity other than Tenant; (ii) assign its interest in this Lease; (iii) mortgage or encumber the Lease (or otherwise use the Lease as a security device) in any manner; or (iv) material amend or modify an assignment, sublease or other transfer that has been previously approved by Landlord. Tenant shall reimburse Landlord for all reasonable

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costs and attorneys' fees not to exceed $500,000 per indifference unless Tenant challenges Landlords review decision incurred by Landlord in connection with the evaluation, processing, and/or documentation of any requested Transfer, whether or not Landlord's consent is granted. Landlord's reasonable costs shall include the cost of any review or investigation performed by Landlord or consultant acting on Landlord's behalf of (i) Hazardous Materials (as defined in Section 7.2E of this Lease) used, stored, released, or disposed of by the potential Subtenant or Assignee, and/or (ii) violations of Hazardous Materials Law (as defined in Section 7.2E of this lease) by the Tenant or the proposed Subtenant or Assignee. Any Transfer so approved by Landlord shall not be effective until Tenant has delivered to Landlord an executed counterpart of the document evidencing the Transfer which (i) is in a form reasonably approved by Landlord,
(ii) contains substantially the same terms and conditions as stated in Tenant's notice given to Landlord pursuant to (P)14.1B, and (iii) in the case of an assignment of the Lease, contains the agreement of the proposed transferee to assume all obligations of Tenant under this Lease arising after the effective date of such Transfer and to remain jointly and severally liable therefor with Tenant. Any attempted Transfer without Landlord's consent shall constitute an Event of Tenant's Default and shall be voidable at Landlord's option. Landlord's consent to any one Transfer shall not constitute a waiver of the provisions of this (P)14.1 as to any subsequent Transfer or a consent to any subsequent Transfer. No Transfer, even with the consent of Landlord, shall relieve Tenant of its personal and primary obligation to pay the rent and to perform all of the other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any person shall not be deemed to be a waiver by Landlord of any provision of this Lease nor to be a consent to any Transfer.

           B. At least 15 days before a proposed Transfer is to become effective, Tenant shall give Landlord written notice of the proposed terms of such Transfer and request Landlord's approval, which notice shall include the following: (i) the name and legal composition of the proposed transferee; (ii) a current financial statement of the transferee, financial statements of the transferee covering the preceding three years if the same exist, and (if available) an audited financial statement of the transferee for a period ending not more than one year prior to the proposed effective date of the Transfer, all of which statements are prepared, to the extent reasonable in accordance with generally accepted accounting principles; (iii) the nature of the proposed transferee's business to be carried on in the Premises; (iv) all consideration to be given on account of the Transfer; (v) a current financial statement of Tenant; and (vi) an accurately filled out response to Landlord's standard Hazardous Materials Questionnaire. Tenant shall provide to Landlord such other information as may be reasonably requested by Landlord within seven days after Landlord's receipt of such notice from Tenant. Landlord shall respond in writing to Tenant's request for Landlord's consent to a Transfer within the later of (i) 10 days of receipt of such request together with the required accompanying documentation, or (ii) seven days after Landlord's receipt of all information which Landlord reasonably requests within seven days after it receives Tenants first notice regarding the Transfer in question. If Landlord fails to respond in writing within said period, Landlord will be deemed to have withheld consent to such Transfer. Tenant shall immediately notify Landlord if any material modification to the proposed terms of such Transfer.

           C. In the event that Tenant seeks to make any Transfer for the balance of the Lease Term, Landlord shall have the right to terminate this Lease or, in the case of a sublease of less than all of the Premises, terminate this Lease as to that part of the Premises proposed to be so sublet, either (i) on the condition that the proposed transferee immediately enter into a direct lease of the Premises with Landlord (or, in the case of a partial sublease, a lease for the portion proposed to be so sublet) on the same terms and conditions contained in Tenant's notice, or (ii) so that Landlord is thereafter free to lease the Premises (or, in the case of a partial sublease, the portion proposed to be so sublet) to whomever it pleases on whatever terms are acceptable to Landlord. In the event Landlord elects to so terminate this Lease, then (i) if such termination is conditioned upon the execution of a lease between Landlord and the proposed transferee, Tenant's obligations under this Lease shall not be terminated until such transferee executes a new lease with Landlord, enters into possession and commences the payment of rent, and (ii) if Landlord elects simply to terminate this Lease (or, in the case of a partial sublease, terminate this Lease as to the portion to be so sublet), the Lease shall so terminate in its entirety (or as to the space to be so sublet) fifteen (15) days after Landlord has notified Tenant in writing of such election. Upon such termination, Tenant shall be released from any further obligation under this Lease if it is terminated in its entirety, or shall be released from any further obligation under the Lease with respect to the space proposed to be sublet in the case of a proposed partial sublease. In the case of a partial termination of the Lease, the Base Monthly Rent and Tenant's share shall be reduced to an amount which bears the same relationship to the original amount thereof as the area of that part of the Premises which remains subject to the Lease bears to the original area of the Premises. Landlord and Tenant shall execute a cancellation and release with respect to the Lease to effect such termination.

          D. If Landlord consents to a Transfer proposed by Tenant, Tenant may enter into such Transfer, and if Tenant does so, the following shall apply:

                    (1) Unless Otherwise mutually agreed upon in writing by Landlord and Tenant, Tenant shall not be released of its liability for the performance of all of its obligations under the Lease.

                    (2) If Tenant assigns its interest in this Lease, then Tenant shall pay to Landlord 50% of all Subrent (as defined in (P)14.1D(5)) received by Tenant over and above (i) the assignee's agreement to assume the obligations of Tenant under this Lease, and (ii) all Permitted Transfer Costs related to such assignment. In the case of assignment, the amount of Subrent owed to Landlord shall be paid to Landlord on the same basis, whether periodic or in lump sum, that such Subrent is paid to Tenant by the assignee.

                    (3) If Tenant sublets any part of the Premises, then with respect to the space so

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subleased, Tenant shall pay to Landlord 5O% of the positive difference, if any, between (i) all Subrent paid by the subtenant to Tenant, less (ii) the sum of all Base Monthly Rent and Additional Rent allocable to the space sublet and all Permitted Transfer Costs related to such sublease. Such amount shall be paid to Landlord on the same basis, whether periodic or in lump sum, that such Subrent is paid to Tenant by its subtenant. In calculating Landlord's share of any periodic payments, all Permitted Transfer Costs shall be first recovered by Tenant.

                    (4) Tenant's obligations under this (P)14.1D shall survive any Transfer, and Tenant's failure to perform its obligations hereunder shall be an Event of Tenant's Default. At the time Tenant makes any payment to Landlord required by this (P)14.1D, Tenant shall deliver an itemized statement of the method by which the amount to which Landlord is entitled was calculated, certified by Tenant as true and correct. Landlord shall have the right at reasonable intervals to inspect Tenant's books and records relating to the payments due hereunder. Upon request therefor, Tenant shall deliver to Landlord copies of all bills, invoices or other documents upon which its calculations are based. Landlord may condition its approval of any Transfer upon obtaining a certification from both Tenant and the proposed transferee of all Subrent and other amounts that are to be paid to Tenant in connection with such Transfer.

                    (5) As used in this (P)14.1D, the term "Subrent" shall mean any consideration of any kind received, or to be received, by Tenant as a result of the Transfer, if such sums are related to Tenant's interest in this Lease or in the Premises, including payments from or on behalf of the transferee (in excess of the book value thereof) for Tenant's assets, fixtures, leasehold improvements, inventory, accounts, goodwill, equipment, furniture, and general intangibles. As used in this (P)14.1D, the term "Permitted Transfer Costs" shall mean (i) all reasonable leasing commissions paid to third parties not affiliated with Tenant in order to obtain the Transfer in question, and (ii) all reasonable attorneys' fees incurred by Tenant with respect to the Transfer in question.

          E. If Tenant is a corporation, the following shall be deemed a voluntary assignment of Tenant's interest in this Lease: (i) any dissolution, merger, consolidation, or other reorganization of or affecting Tenant, whether or not Tenant is the surviving corporation; and (ii) if the capital stock of Tenant is not publicly traded, the sale or transfer to one person or entity (or to any group of related persons or entities) stock possessing more than 50% of the total combined voting power of all classes of Tenant's capital stock issued, outstanding and entitled to vote for the election of directors. If Tenant is a partnership, any withdrawal or substitution (whether voluntary, involuntary or by operation of law, and whether occurring at one time or over a period of time) of any partner owning 25% or more (cumulatively) of any interest in the capital or profits of the partnership, or the dissolution of the partnership, shall be deemed a voluntary assignment of Tenant's interest in this Lease.

          F. Notwithstanding anything contained in (P)14.1, so long as Tenant otherwise complies with the provisions of (P)14.1 Tenant may enter into any of the following transfers (a "Permitted Transfer") without Landlord's prior written consent, and Landlord shall not be entitled to terminate the Lease pursuant to (P)14.1C or to receive any part of any Subrent resulting therefrom that would otherwise be due it pursuant to (P)14.1D:

                    (1) Tenant may sublease all or part of the Premises or assign its interest in this Lease to any corporation which controls, is controlled by, or is under common control with the original Tenant to this Lease by means of an ownership interest of more than 50%;

                    (2) Tenant may assign its interest in the Lease to a corporation which results from a merger, consolidation or other reorganization in which Tenant is not the surviving corporation, so long as the surviving corporation has a net worth at the time of such assignment that is equal to or greater than the net worth of Tenant immediately prior to such transaction; and

                    (3) Tenant may assign this Lease to a corporation which purchases or otherwise acquires all or substantially all of the assets of Tenant, so long as such acquiring corporation has a net worth at the time of such assignment that is equal to or greater than the net worth of Tenant immediately prior to such transaction.

     14.2  Transfer By Landlord:  Landlord and its successors in interest shall
           --------------------
have the right to transfer their interest in this Lease and the Project at any time and to any person or entity. In the event of any such transfer, the Landlord originally named herein (and, in the case of any subsequent transfer, the transferror) from the date of such transfer, shall be automatically relieved, without any further act by any person or entity, of all liability for the performance of the obligations of the Landlord hereunder which may accrue after the date of such transfer. After the date of any such transfer, the term "Landlord" as used herein shall mean the transferee of such interest in the Premises.

                                  ARTICLE 15
                                  ----------

                              GENERAL PROVISIONS
                              ------------------

     15.1  Landlord's Right to Enter:  Landlord and its agents may enter the
           -------------------------
Premises at any reasonable time after giving at least 24 hours' prior notice to Tenant (and immediately in the case of emergency) for the purpose of: (i) inspecting the same; (ii) posting notices of non-responsibility; (iii) supplying any service to be provided by Landlord to Tenant; (iv) showing the Premises to prospective purchasers, mortgagees or during the last sixty (60) days of the Lease Term, tenants; (v) making necessary alterations, additions or repairs;
(vi) performing Tenant's obligations when Tenant has failed to do so after written notice from Landlord; (vii) placing upon the Premises ordinary "for lease" signs or "for sale" signs; and (viii) responding to an emergency. Landlord shall have the right to use any and all means Landlord may reasonably deem necessary and proper to enter the Premises in an emergency. Any entry into the Premises obtained by Landlord in accordance with this (P)15.1 shall not be a forcible or unlawful

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entry into, or a detainer of, the Premises, or an eviction, actual or constructive, of Tenant from the Premises.

  15.2  Surrender of the Premises: Upon the expiration or sooner termination
        -------------------------
to this Lease, Tenant shall vacate and surrender the Premises to Landlord in the same condition as existed at the Commencement Date, except for (i) reasonable wear and tear, (ii) damage caused by any peril or condemnation, and (iii) contamination by Hazardous Materials for which Tenant is not responsible pursuant to (P)7.2A or (P)7.2B. In this regard, normal wear and tear shall be construed to mean wear and tear caused to the Premises by the natural aging process which occurs in spite of prudent application of commercially reasonable standards for maintenance, repair and janitorial practices, and does not include items of neglected or deferred maintenance, that Tenant was required to maintain during the Lease Term In any event, Tenant shall cause the following to be done prior to the expiration or the sooner termination of this Lease: (i) all interior walls shall be cleaned; (ii) all tiled floors shall be cleaned and waxed; (iii) all carpets shall be cleaned and shampooed; (iv) all broken, marred, stained or nonconforming acoustical ceiling tiles shall be replaced; (v) all windows shall be washed; (vi) the HVAC system shall be serviced by a reputable and licensed service firm or trained in-house employee and left in good operating condition and repair as so certified by such firm; and (vii) the plumbing and electrical systems and lighting shall be placed in good order and repair (including replacement of any burned out, discolored or broken light bulbs, ballast's, or lenses). If Landlord so requests, Tenant shall, prior to the expiration or sooner termination of this Lease, (i) remove any Tenant's Alterations which Tenant is required to remove pursuant to (P)5.2 and repair all damage caused by such removal, and (ii) return the Premises or any part thereof to its original configuration existing as of the time the Premises were delivered to Tenant. If the Premises are not so surrendered at the termination of this Lease, Tenant shall be liable to Landlord for all costs incurred by Landlord in returning the Premises to the required condition, plus interest on all costs incurred at the Agreed Interest Rate. Tenant shall indemnify Landlord against loss or liability resulting from delay by Tenant in so surrendering the Premises, including, without limitation, any claims made by any succeeding tenant or losses to Landlord due to lost opportunities to lease to succeeding tenants.

  15.3  Holding Over: This Lease shall terminate without further notice at the
        ------------
expiration of the Lease Term. Any holding over by Tenant after expiration of the Lease Term shall not constitute a renewal or extension of the Lease or give Tenant any rights in or to the Premises except as expressly provided in this Lease. Any holding over after such expiration with the written consent of Landlord shall be construed to be a tenancy from month to month on the same terms and conditions herein specified insofar as applicable except that Base Monthly Rent shall be increased to an amount equal 125% of the Base Monthly
Rent payable during the last full calendar month of the Lease Term.

  15.4  Subordination: The following provisions shall govern the relationship
        -------------
of this Lease to any Security Instrument:

        A. The Lease is subject and subordinate to all Security instruments existing as of the Effective Date. However, if any Lender so requires, this Lease shall become prior and superior to any such Security Instrument.

        B. At Landlord's election, this Lease shall become subject and subordinate to any Security Instrument created after the Effective Date. Notwithstanding such subordination, Tenant's right to quiet possession of the Premises shall not be disturbed so long as Tenant is not in default and performs all of its obligations under this Lease, unless this Lease is otherwise terminated pursuant to its terms.

        C. Tenant shall upon request execute any document or instrument reasonably required by any Lender to make this Lease either prior or subordinate to a Security Instrument, which may include such other matters as the Lender customarily and reasonably requires in connection with such agreements, including provisions that the Lender not be liable for (i) the return of any security deposit unless the Lender receives it from Landlord, and (ii) any defaults on the part of Landlord occurring prior to the time the Lender takes possession of the Project in connection with the enforcement of its Security Instrument. Tenant's failure to execute any such document or instrument within 10 days after written demand therefor shall constitute an Event of Tenant's Default. Tenant approves as reasonable the form of subordination agreement attached to this Lease as Exhibit G.
                          ---------

  15.5  Mortgagee  Protection and Attornment: In the event of any default on the
        ------------------------------------
part of the Landlord, Tenant will use reasonable efforts to give notice by registered mail to any Lender whose name has been provided to Tenant and shall offer such Lender a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or judicial foreclosure or other appropriate legal proceedings, if such should prove necessary to effect a cure. Tenant shall attorn to any purchaser of the Premises at any foreclosure sale or private sale conducted pursuant to any Security Instrument encumbering the Premises, or to any grantee or transferee designated in any deed given in lieu of foreclosure.

  15.6  Estoppel Certificates and Financial Statements: At all times during the
        ----------------------------------------------
Lease Term, each party agrees, following any request by the other party, promptly to execute and deliver to the requesting party within 15 days following delivery of such request an estoppel certificate: (i) certifying that this Lease is unmodified and in full force and effect or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect, (ii) stating the date to which the rent and other charges are paid in advance, if any, (iii) acknowledging that there are not, to the certifying party's knowledge, any uncured defaults on the part of any party hereunder or, if there are uncured defaults, specifying the nature of such defaults, and (iv) certifying such other information about the Lease as may be reasonably required by the requesting party. A failure to

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deliver an estoppel certificate within 15 days after delivery of a request therefor shall be a conclusive admission that, as of the date of the request for such statement: (i) this Lease is unmodified except as may be represented by the requesting party in said request and is in full force and effect; (ii) there are no uncured defaults in the requesting party's performance, and (iii) no rent has been paid more than 30 days in advance. At any time during the Lease Term Tenant shall, upon 15 days' prior written notice from Landlord, provide Tenant's most recent financial statement and financial statements covering the 24 month period prior to the date of such most recent financial statement to any existing Lender or to any potential Lender or buyer of the Premises to the extent available, and Landlord signs a confidentiality statement. Such statements shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant.

  15.7  Reasonable Consent: Whenever any party's approval or consent is required
        ------------------
by this Lease before an action may be taken by the other party, such approval or consent shall not be unreasonably withheld or delayed.

  15.8  Notices: Any notice required or desired to be given regarding this Lease
        -------
shall be in writing and may be given by personal delivery, by facsimile telecopy, by courier service, or by mail. A notice shall be deemed to have been given (i) on the third business day after mailing if such notice was deposited in the United States mail, certified or registered, postage prepaid, addressed to the party to be served at its Address for Notices specified in Section Q and Section R of the Summary (as applicable), (ii) when delivered if
- ---------     ---------
given by personal delivery, and (iii) in all other cases when actually received at the party's Address for Notices. Either party may change its address by giving notice of the same in accordance with this (p)15.8

  15.9  Attorneys' Fees:  In the event either Landlord or Tenant shall bring any
        ---------------
action or legal proceeding for an alleged breach of any provision of this Lease, to recover rent to terminate this Lease or otherwise to enforce, protect or establish any term or covenant of this Lease, the prevailing party shall be entitled to recover as a part of such action or proceeding, or in a separate action brought for that purpose, reasonable attorneys' fees, court costs, and experts' fees as may be fixed by the court.

  15.10 Corporate Authority  If Tenant is a corporation (or partnership), each
        -------------------
individual executing this Lease on behalf of Tenant represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of such corporation in accordance with the by-laws of such corporation (or partnership in accordance with the partnership agreement of such partnership) and that this Lease is binding upon such corporation (or partnership) in accordance with its terms. Each of the persons executing this Lease on behalf of a corporation does hereby covenant and warrant that the party for whom it is executing this Lease is a duly authorized and existing corporation, that it is qualified to do business in California and that the corporation his full right and authority to enter into this Lease.

  15.11 Miscellaneous: Should any provision of this Lease prove to be invalid
        -------------
or illegal, such invalidity or illegality shall in no way affect, impair or invalidate any other provision hereof, any such remaining provisions shall remain in full force and effect. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor. The captions used in this Lease are for convenience only and shall not be considered in the construction or interpretation of any provision hereof. Any executed copy of this Lease shall be deemed an original for all purposes. This Lease shall, subject to the provisions regarding assignment, apply to and bind the respective heirs, successors, executors, administrators and assigns of Landlord and Tenant. "Party" shall mean Landlord or Tenant, as the context implies. If Tenant consists of more than one person or entity, then all members of Tenant shall be jointly and severally liable hereunder. This Lease shall be construed and enforced in accordance with the laws of the State of California. The language in all parts of this Lease shall in all cases be construed as a whole according to its fair meaning, and not strictly for or against either Landlord or Tenant. When the context of this Lease requires, the neuter gender includes the masculine, the feminine, a partnership or corporation or joint venture, and the singular includes the plural. The terms "shall", "will" and "agree" are mandatory. The term "may" is permissive. When a party is required to do something by this Lease, it shall do so at its sole cost and expense without right of reimbursement from the other party unless a provision of this Lease expressly requires reimbursement. Landlord and Tenant agree that (i) the gross leasable area of the Premises includes any atriums, depressed loading docks, covered entrances or egresses, and covered loading areas, (ii) each has had an opportunity to determine to its satisfaction the actual area of the project and the Premises, (iii) all measurements of area contained in this Lease are conclusively agreed to be correct and binding upon the parties, even if a subsequent measurement of any one of these areas determines that it is more or less than the amount of area reflected in this Lease, and (iv) any such subsequent determination that the area is more or less than shown in this Lease shall not result in a change in any of the computations of rent, improvement allowances, or other matters described in this Lease where area is a factor. Where a party hereto is obligated not to perform any act, such party is also obligated to restrain any others within its control from performing said act, including the Agents of such party. Landlord shall not become or be deemed a partner or a joint venturer with Tenant by reason of the provisions of this Lease.

  15.12 Termination by Exercise of Right: If this Lease is terminated pursuant
        --------------------------------
to its terms by the proper exercise of a right to terminate specifically granted to Landlord or Tenant by this Lease, then this Lease shall terminate 30 days after the date the right to terminate is properly exercised (unless another date is specified in that part of the Lease creating the right, in which event the date so specified for termination shall prevail), the rent and all other charges due hereunder shall be prorated as of the date of termination, and neither Landlord nor Tenant shall have any further rights or obligations under this Lease except for those that have accrued

                                     LEASE
- --------------------------------------------------------------------------------

prior to the date of termination or those obligations which this Lease specifically provides are to survive termination. This (P)15.12 does not apply to a termination to this Lease by Landlord as a result of an Event of Tenants Default.

  15.13 Brokerage Commissions: Each party hereto (i) represents and warrants to
        ---------------------
the other that it has not had any dealings with any real estate brokers, leasing agents or salesmen, or incurred any obligations for the payment of real estate brokerage commissions or finder's fees which would be earned or due and payable by reason of the execution of this Lease, other than to the Retained Real Estate Brokers described in Section S of the Summary, and (ii) agrees to indemnify,
                     ---------
defend, and hold harmless the other party from any claim for any such commission or fees which result from the actions of the indemnifying party. Landlord shall be responsible for the payment of any commission owed to the Retained Real Estate Brokers for the payment of a commission as a result of the execution of this Lease.

  15.14 Force Majeure: Any prevention, delay or stoppage due to strikes,
        -------------
lock-outs, inclement weather, labor disputes, inability to obtain labor, materials, fuels or reasonable substitutes therefor, governmental restrictions, regulations, controls, action or inaction, civil commotion, fire or other acts of God, and other causes beyond the reasonable control of the party obligated to perform (except financial inability) shall excuse the performance, for a period equal to the period of any said prevention, delay or stoppage, of any obligation hereunder except the obligation of Tenant to pay rent or any other sums due hereunder.

  15.15 Entire Agreement: This Lease constitutes the entire agreement between
        ----------------
the parties, and there are no binding agreements or representations between the parties except as expressed herein. Tenant acknowledges that neither Landlord nor Landlord's Agents has made any legally binding representation or warranty as to any matter except those expressly set forth herein, including any warranty as to (i) whether the Premises may be used for Tenant's intended use under existing Law, (ii) the suitability of the Premises or the Project for the conduct of Tenant's business, or (iii) the condition of any improvements. There are no oral agreements between Landlord and Tenant affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between Landlord and Tenant or displayed by Landlord to Tenant with respect to the subject matter of this Lease. This instrument shall not be legally binding until it is executed by both Landlord and Tenant. No subsequent change or addition to this Lease shall be binding unless in writing and signed by Landlord and Tenant.

  IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease with the intent to be legally bound thereby, to be effective as to the Effective Date.


LANDLORD:

ORCHARD INVESTMENT COMPANY NO. 510,
a California general partnership

By: NELO, a California general partnership

By: /s/ David J. Brown
    -----------------------------------
    David J. Brown, a General Partner

    By:________________________________
          Mark T. Ziemendorf
          His Attorney in Fact


Dated: 12-16-93
      ---------------------------------

TENANT:

PERICOM SEMICONDUCTOR CORPORATION
- ---------------------------------------
a California corporation
- ---------------------------------------

By: /s/ Alex Hui
    -----------------------------------
    Alex Hui
- ---------------------------------------
typed or printed name

Title: President
      ---------------------------------

By: ___________________________________

_______________________________________
typed or printed name

Title: ________________________________

Dated: 12/1/93
      ---------------------------------

                            FIRST ADDENDUM TO LEASE


     THIS FIRST ADDENDUM is dated for reference purposes as November 29, 1993, and is made a part of that Lease Agreement (the "Lease") dated November 29, 1993, by and between ORCHARD INVESTMENT COMPANY NUMBER 510, a California general partnership ("Landlord") and PERICOM SEMICONDUCTOR CORPORATION, a California corporation ("Tenant") affecting certain real property commonly known as 2380 Bering Drive, San Jose, California 95131, with reference to the following facts:

     1.   Option to Extend Lease Term: Landlord hereby grants to Tenant one
          ---------------------------
option to extend the Lease Term for a three (3) year term on the following terms and conditions:

          A. Tenant must give Landlord notice in writing of its exercise of the option in question no earlier than one hundred eighty (180) days and no later than one hundred twenty (120) days before the date the Lease Term would end but for said exercise.

          B. Tenant may not extend the Lease Term pursuant to any option granted by this paragraph if Tenant is materially in default beyond any applicable cure period as of the date of exercise of the option in question or as of the date this Lease would have been terminated but for said exercise.

          C. All terms and conditions of this Lease shall apply during the Option Period, except that the Base Monthly Rent for the Option Period shall be determined as provided in Paragraph D.

          D. The Base Monthly Rent for the Option Period shall be the greater of (i) one hundred percent (100%) of the Base Monthly Rent due the last month of the previous Lease Term, or (ii) one hundred percent (100%) of the then fair market monthly rent determined as of the commencement of the Option Period in question based upon like buildings with like Improvements in the San Jose area within the boundaries of Highways 237, 101 and 880. If the parties are unable to agree upon the fair market monthly rent for the Premises for the Option Period in question at least seventy-five (75) days prior to the commencement of the Option Period in question, then the fair market monthly rent shall be determined by appraisal conducted pursuant to subparagraph E.

          E. In the event it becomes necessary to determine by appraisal the fair market rent of the Premises for the purpose of establishing the Base Monthly Rent during the Option Period, then such fair market monthly rent shall be determined by three (3) real estate appraisers, all of whom shall be members of the American Institute of Real Estate Appraisers with not less than five (5) years experience appraising real property (other than residential or agricultural property) located in Santa Clara County, California, in accordance with the following procedures:

               (1) The party demanding an appraisal (the "'Notifying Party") shall notify the other party (the "Non-Notifying Party") thereof by delivering a written demand for appraisal, which demand, to be effective, must give the name, address, and qualifications of an appraiser selected by the Notifying Party. Within ten (10) days of receipt of said demand, the Non-Notifying Party shall select its appraiser and notify the Notifying Party, in writing, of the name, address, and qualifications of an appraiser selected by it. Failure by the Non-Notifying Party to select a qualified appraiser within said ten (10) day period shall be deemed a waiver of its right to select a second appraiser on its own behalf and the Notifying Party shall select a second appraiser on behalf of the Non-Notifying Party within five (5) days after the expiration of said ten (10) day period. Within ten (10) days from the date the second appraiser shall have been appointed, the two (2) appraisers so selected shall appoint a third appraiser. If the two appraisers fail to select a third qualified appraiser, the third appraiser shall be selected by the American Arbitrations Association or if it shall refuse to perform this function, then at the request of either Landlord or Tenant, such third appraiser shall be promptly appointed by the then Presiding Judge of the Superior Court of the State of California for the County of Santa Clara.

Page Two

               (2) The three (3) appraisers so selected shall meet in San Jose, California, not later than twenty (20) days following the selection of the third appraiser. At said meeting the appraisers so selected shall attempt to determine the fair market monthly rent of the Premises for the Option Period in question (including the timing and amount of periodic increases).

               (3) If the appraisers so selected are unable to complete their determination in one meeting, they may continue to consult at such times as they deem necessary for a fifteen (15) day period from the date of the first meeting, in an attempt to have at least two (2) of them agree. If, at the initial meeting or at any time during said fifteen (15) day period, two (2) or more of the appraisers so selected agree on the fair market rent of the Leased Premises, such agreement shall be determinative and binding on the parties hereto, and the agreeing appraisers shall, in simple letter form executed by the agreeing appraisers, forthwith notify both Landlord and Tenant of the amount set by such agreement.

               (4) If two (2) or more appraisers do not so agree within said fifteen (15) day period, then each appraiser shall, within five (5) days after the expiration of said fifteen (15) day period, submit his independent appraisal in simple letter form to Landlord and Tenant stating his determination of the fair market rent of the Premises for the Option Period in question. The parties shall then determine the fair market rent for the Premises by determining the average of the fair market rent set by each of the appraisers. However, if the lowest appraisal is less than eighty-five percent (85%) of the middle appraisal then such lowest appraisal shall be disregarded and/or if the highest appraisal is greater than one hundred fifteen percent (115%) of the middle appraisal then such highest appraisal shall be disregarded. If the fair market rent set by any appraisal is so disregarded, then the average shall be determined by computing the average set by the other appraisals that have not been disregarded.

               (5) Nothing contained herein shall prevent Landlord and Tenant from jointly selecting a single appraiser to determine the fair market rent of the Premises, in which event the determination of such appraisal shall be conclusively deemed the fair market rent of the Premises.

               (6) Each party shall bear the fees and expenses of the appraiser selected by or for it, and the fees and expenses of the third appraiser (or the joint appraiser if one joint appraiser is used) shall be borne fifty percent (50%) by Landlord and fifty percent (50%) by Tenant.

     2.   Early Occupancy:
          ---------------

          A. As consideration for Tenant's performance of all obligations to be performed by Tenant under the Lease, and upon receipt of the first month's Base Monthly Rent, and Security Deposit totaling $26,315.38, Landlord shall permit Tenant to use the Premises commencing with the Effective Date of This Lease until the Interior Improvements have been completed (the "Early Occupancy Period"). Such occupancy during the Early Occupancy Period shall be subject to all of the terms, covenants and conditions of the Lease provided, however, that the rent payable during the Early Occupancy Period shall be waived.

          B. In the event either party shall bring any action or legal proceeding for damages for alleged breach of any provision of this agreement, to recover rent, to terminate tenancy of the Premises, or to enforce, protect or establish any term or covenant of this agreement or the Lease or right of remedy of either party, the prevailing party shall be entitled to recover as a part of such action or proceeding, reasonable attorney's fees and court costs as may be fixed by the court or jury.

          C. In consideration of executing this Early Occupancy Agreement. Tenant agrees to indemnify and save Landlord harmless of and from any and all liability, damage, expense, cause of action, suits or claims or judgments resulting from injury to person or property arising from the use of the Premises by Tenant during the Early Occupancy Period, including loss or damage to Tenant, its equipment, materials or supplies.

Page Three

          D. Tenant agrees to cooperate with construction personnel completing the Interior Improvements in the Premises and not cause any delay in the completion of these improvements. It is the intent of Landlord and Tenant that Tenant's obligation to pay the Base Monthly Rent and all Additional Rent not be delayed by any cause or other act of Tenant and, if it is so delayed, and provided that Landlord promptly notifies Tenant in writing of each separate delay and the estimated period of delay, then Tenant's obligation to pay the Base Monthly Rent and all Additional Rent shall commence as of the date it would have commenced absent said delay caused by Tenant.

          E. If Tenant conducts any of its business within the Leased Premises during the Early Occupancy Period, Tenant shall arrange to have all utility services, including but not limited to gas, electric, water and trash, billed directly to Tenant for payment commencing the date upon which Tenant starts conducting business.

     3.   Parking: Notwithstanding the provisions of Article 4.5 of the Lease,
          -------
Tenant may markup to five (5) of its Allocated Parking Spaces for its exclusive use at the immediate entrance to the Premises.

     4.   Amortization of Certain Capital Improvements: Landlord warrants that
          --------------------------------------------
the interior improvements to the Premises have been constructed to code and that the roof is in good working condition as of the Commencement Date.

     5.   Repair and Maintenance: Landlord, at Landlord's cost, shall repair or
          ----------------------
replace any failure to the electrical plumbing or HVAC systems during the first sixty (60) days of the Lease Term. Landlord's obligation shall be limited to those repairs or replacements in excess of $250.00 for the HVAC system.

     6.   Tenant's Right of First Negotiation for Additional Space:
          --------------------------------------------------------

          A. Landlord hereby grants to Tenant a right of first negotiation regarding the leasing of the contiguous space to the Premises commonly known as 2390 Bering Drive, San Jose, consisting of 7,702 square feet as shown on Exhibit "A (the Expansion Space"), on the terms contained in this Paragraph.

          B. If Landlord proposes to lease the Expansion Space; (i) Landlord shall notify Tenant in writing of the following basic business terms upon which Landlord would be willing to lease the Expansion Space: (a) the description of the Expansion Space; (b) the term of the lease; (c) the tenant improvements Landlord is willing to construct or that it will require be constructed and the contribution Landlord is willing to make to pay for such tenant improvements;
(d) the rent for the term of the lease or the formula to be used to determine such rent; and, (e) any other material business terms Landlord elects to specify; (ii) Tenant shall have ten (10) days (the "Negotiation Notice Period") from receipt of Landlord's notice within which to agree to enter into good faith negotiations with Landlord regarding Tenant's leasing of the Expansion Space, whether on the terms set forth in Landlord's notice or otherwise. Promptly upon Landlord's receipt of Tenant's notice, the parties shall enter into good faith negotiations regarding Tenant leasing the Expansion Space, which negotiations shall be completed with ten (10) days after the commencement of such negotiations.

          C. If Tenant does not indicate in writing its agreement to lease the Expansion Space as provided for in Paragraph B above within ten (10) business days of the commencement of such negotiations, landlord thereafter shall have the right to offer such space to any third party, on such terms and conditions as Landlord may elect.

          D. The right granted to Tenant in this paragraph is personal to Tenant, and may not be exercised by any assignee or sublessee of Tenant, other than an affiliate of Tenant (i.e., subsidiaries of Tenant) and shall terminate upon; (i) the expiration or earlier termination of the Lease; or, (ii) any assignment y Tenant of its interest in this Lease or subletting by Tenant of substantially all of the Premises for substantially all of the remainder of the Lease Term other than to any affiliate of Tenant (as defined above).

Page Four


          E    The right granted to Tenant by this paragraph shall not be deemed to arise on account of or in connections with the renewal or extension of the term of any then existing lease affecting all or any portion of the Expansion Space.

     7.   Alterations Required by Law: Landlord warrants the Interior
          ---------------------------
Improvements to the Premises comply with all applicable building codes as of the Commencement Date of this Lease


LANDLORD:                                    TENANT:

ORCHARD INVESTMENT COMPANY                   PERICOM SEMICONDUCTOR
NUMBER 510,                                  CORPORATION
a California general partnership             a California corporation

By: NELO, a California general partnership

By:   /s/ David J. Brown                     By:/s/ Alex Hui
      ---------------------------------         --------------------------------
      David J. Brown, General Partner           Alex Hui, President


By:   _________________________________
      Mark T. Ziemendorf,
      His Attorney in Fact


Date: 12-16-93                               Date: 12/1/93
    ------------------------------------         -------------------------------

                      [LEASE FOR BUILDING C APPEARS HERE]

                                   EXHIBIT A

                                   EXHIBIT B

                        INTERIOR IMPROVEMENT AGREEMENT
                        ------------------------------

     THIS IMPROVEMENT AGREEMENT is made part of that Lease dated November 12, 1993, (the "Lease") by and between ORCHARD INVESTMENT COMPANY NUMBER 510, ("Landlord"), and PERICOM SEMICONDUCTOR CORPORATION ("Tenant") Landlord and Tenant agree that the following terms are part of the Lease:

     1.   Purpose of Improvement Agreement:  The purpose of this Improvement
          --------------------------------
Agreement is to set forth the rights and obligations of Landlord and Tenant with respect to the construction of Interior Improvements within the Premises prior to the Commencement Date.

     2.   Definitions:  As used in this Interior Improvement Agreement, the
          -----------
following terms shall have the following meanings, and terms which are not defined below, but which are defined in the Lease and which are used in this Interior Improvement Agreement, shall have the meanings ascribed to them by the
Lease:

          A.   Approved Specifications: The term "Approved Specifications" shall
               -----------------------
mean those specifications for the Interior Improvements to be constructed by Landlord which are described by Exhibit "C" to the Lease.
                                -----------

          B.   Interior Improvements: The term "Interior Improvements" shall
               ---------------------
mean all interior improvements to be constructed by Landlord in accordance with the Approved Specifications (e.g., HVAC equipment and distribution, transformer and power distribution, partitions, floor, wall, and window covering, lighting fixtures).

          C.   Interior Improvement Costs: The term "Interior Improvement Costs"
               --------------------------
shall mean the following: (i) the total amount due pursuant to the general construction contract entered into by Landlord to construct the Interior Improvements; (ii) the cost of all governmental approvals required as a condition to the construction of the Interior Improvements (including all construction taxes imposed by the City of San Jose) in connection with the issuance of a building permit for the Interior Improvements; (iii) all utility connection or use fees; (iv) fees of architects or engineers for services rendered in connection with the design and construction of the Interior Improvements; and (v) the cost of payment and performance bonds obtained by Landlord or Prime Contractor to assure completion of the Interior Improvement. The parties acknowledge that the City of San Jose imposes certain taxes as a condition to the issuance of building permits in certain circumstances, including the "Building and Structure Construction Tax" imposed by Chapter 4.46 of the City of San Jose Municipal Code (the "BSC Tax") and the "Commercial-Residential-Mobile Home Park Building Tax" imposed by Chapter 4.47 of the City of San Jose Municipal Code (the "CRM Tax"). The parties further acknowledge that the rate for these two taxes is higher for a structure designed or intended to be used for "industrial purposes". However, the parties acknowledge and agree that (i) an additional BSC Tax will be due upon the issuance of a building permit for all Interior Improvements if the City of San Jose determines that the Interior Improvements are intended for "industrial purposes" or (ii) a BSC Tax and a CRM Tax based on the value of the Interior Improvements, plus an additional BSC Tax and a CRM Tax based on the value of the shell, will be due if the City of San Jose determines that the Building is intended for "commercial purposes", and (iii) any of such taxes that must be paid in order to obtain building permits for the Interior Improvements shall be "Interior Improvement Costs".

          D.   Substantial Completion and Substantially Complete: The terms
               -------------------------------------------------
"Substantial Completion" and "Substantially Complete" shall each mean the date when all of the following have occurred with respect to the Interior Improvements in question: (i) the construction of the Interior Improvements in question has been substantially completed in accordance with the requirements of this Lease; (ii) the architect responsible for preparing the plans shall have executed a certificate or statement representing that the Interior Improvements in question have been substantially completed in accordance with the plans and specifications therefor; and (iii) the Building Department of the City of San Jose has completed its final inspection of such improvements and has "signed off" the building inspection card approving such work as complete.

Page Two


     3.   Construction of Interior Improvements: Tenant desires to cause certain
          -------------------------------------
Interior Improvements to be constructed in the Premises and Landlord agrees to construct such Interior Improvements in the Premises in conformance with the Approved Specifications attached to the Lease as Exhibit C, provided, however,
                                                 ---------
that Landlord shall not be required to approve or construct any Interior Improvements that: (i) do not conform to applicable government regulations or are disapproved by any governmental agency having jurisdiction; (ii) overload the floors of the Premises or the Building; or (iii) are, in Landlord's reasonable judgment, of a nature or quality inconsistent with the nature and quality of the remainder of the Premises or the Building. Such Interior Improvements will be constructed by Landlord in accordance with the following:

          A.   Improvements and Plans: On or before the Effective Date, Tenant
               ----------------------
shall deliver to Landlord all preliminary plans, specifications, and other information needed by Landlord to prepare final plans, specifications, and working drawings for the Interior Improvements Tenant desires to be constructed in the Premises. As soon as Landlord receives such information from Tenant for the Interior Improvements, Landlord shall cause to be prepared, as quickly as possible, final plans, specifications and working drawings which are acceptable to Landlord and conform to the information provided by Tenant. As soon as such final plans, specifications and working drawings are completed, Landlord shall deliver a copy of them to Tenant. Tenant shall not disapprove any change made by Landlord in such final plans to the information initially submitted by Tenant unless Tenant's use of the Leased Premises would be significantly impaired thereby. Landlord shall not unreasonably withhold its approval of any specific written changes submitted by Tenant to the final plans. As soon as approved by Landlord and Tenant, which approval shall not be unreasonably withheld or delayed, Landlord shall submit such final plans, specifications and working drawings to all appropriate governmental agencies for approval. Immediately after all such governmental approvals have been obtained, four (4) copies of such plans, specifications and working drawings shall be initialed and dated by Landlord and Tenant. The final plans, specifications and working drawings so approved, and all change orders specifically permitted by the Lease, shall be referred to herein as the "Approved Specifications". Tenant acknowledges that the commencement of the Lease Term depends upon when the Interior Improvements are Substantially Completed and that such completion depends upon Tenant's initial submission of its requirements for such improvements and its response to approving plans prepared by Landlord. Tenant agrees to use its best efforts to process the preparation approval of plans for the Interior Improvements within the schedule set forth herein.

          B.   Construction Contract:  Landlord and Tenant agree that the
               ---------------------
Interior Improvements per Exhibit C shall be constructed by a general contractor
                          ---------
selected by Landlord (hereinafter the "Prime Contractor").

          C.   Commencement and Completion for the Interior Improvements: As
               ---------------------------------------------------------
soon as the Approved Specifications have been developed as provided above, all necessary governmental approvals have been obtained and Landlord has entered into a general construction contract with Prime Contractor, then Landlord shall thereafter commence construction of the Interior Improvements and shall diligently prosecute such construction to completion, using its best efforts so that the Interior Improvements may be Substantially Completed within seven (7) weeks after the Effective Date (the "Scheduled Commencement Date"), but without any representation or warranty by Landlord as to when such improvements will be completed.

Page Three


     4.   Changes to Approved Specifications:  Once the Approved Specifications
          ----------------------------------
have been approved by Landlord and Tenant, neither shall have the right to order extra work or change orders with respect to the construction of the Interior Improvements without the prior written consent of the other. All extra work or change orders requested by either Landlord or Tenant shall be made in writing, shall specify any added or reduced cost and/or construction time resulting therefrom, and shall become effective and a part of the Approved Specifications once approved in writing by both parties. If a change order requested by Tenant results in an increase in the Interior Improvements Costs, Tenant shall pay the amount of such increase caused by the change order requested by Tenant at the time the change order is approved by both Landlord and Tenant. If a change order results in an increase in the amount of construction time needed by Landlord to complete the Interior Improvements, paragraph 5 hereof may apply.

     5.   Delay in Completion Caused by Tenant: The parties hereto acknowledge
          ------------------------------------
that the date on which Tenant's obligation to pay the Base Monthly Rent and the Additional Rent would otherwise commence may be delayed because of (i) Tenant's failure to submit necessary information to Landlord when required, (ii) Tenant's failure to promptly review and approve the plans for the Interior Improvements,
(iii) any act by Tenant which interferes with or delays the completion of the plans for the Interior Improvements or Landlord's construction work, (iv) change orders requested by Tenant and approved by Landlord, or (v) special materials or equipment ordered or specified by Tenant that cannot be obtained by Landlord at normal cost within a reasonable period of time because of limited availability. It is the intent of the parties hereto that the commencement of Tenant's obligation to pay the Base Monthly Rent and all Additional Rent not be delayed by any of such causes or by any other act of Tenant, and in the event it is so delayed, Tenant's obligation to pay the base Monthly Rent and all Additional Rent shall commence as of the date it would otherwise have commenced absent delay caused by Tenant, provided that within a reasonable period of time after learning of the occurrence of the cause of any such delay, Landlord notifies Tenant in writing of the fact that such delay has occurred and the known or anticipated extent of any such delay.

     6.   Delivery of Possession, Punch List and Acceptance Agreement: As soon
          -----------------------------------------------------------
as the Interior Improvements are Substantially Completed, Landlord and Tenant shall together walk through the Premises and inspect all Interior Improvements so completed, using reasonable efforts to discover all uncompleted or defective construction in the Interior Improvements. After such inspection has been completed, each party shall sign an acceptance agreement in the form attached to the Lease as Exhibit "D", which shall (i) include a list of all "punch list"
             -----------
items which the parties agree are to be corrected by Landlord and (ii) shall state the Commencement Date and the Base Monthly Rent. As soon as such inspection has been completed and such acceptance agreement executed, Landlord shall deliver possession of the Premises to Tenant. Landlord shall use reasonable efforts to complete and/or repair such "punch list" items within thirty (30) days after executing the acceptance agreement. Landlord shall have no obligation to deliver possession of the Premises to Tenant until such procedures regarding the preparation of a punch list and the execution of the acceptance agreement have been completed. Tenant's taking possession of any part of the Premises shall be deemed to be an acceptance by Tenant of Landlord's work of improvement in such part as complete and in accordance with the terms of the Lease except for the punch list items noted and latent defects that could not reasonable have been discovered by Tenant during its inspection of the Interior Improvements prior to completion of the acceptance agreement. Notwithstanding anything contained herein, Tenant's obligation to pay the Base Monthly Rent and Additional Rent shall commence as provided in the Lease, regardless of whether Tenant completes such inspection or executes such acceptance agreement.

     7.   Standard of Construction and Warranty:  Landlord hereby warrants that
          -------------------------------------
the Interior Improvements shall be constructed substantially in accordance with the Approved Specifications (as modified by change orders approved by Landlord and Tenant), all Private Restrictions and all Laws, in a good and workmanlike manner, and all materials and equipment furnished shall conform to such final plans and shall be new and otherwise of good quality. The foregoing warranty shall be subject to, and limited by, the following:

Page Four


          A. Once Landlord is notified in writing of any breach of the above-described warranty, Landlord shall promptly commence the cure of such breach and complete such cure with diligence at Landlord's sole cost and expense.

          B. Landlord's liability pursuant to such warranty shall be limited to the cost of correcting the defect or other matter in question. In no event shall Landlord be liable to Tenant for any damages or liability incurred by Tenant as a result of such defect or other matter, including without limitation damages resulting from any loss of business by Tenant or other consequential damages.

          C. Notwithstanding anything contained herein, Landlord shall not be liable for any defect in design, construction, or equipment furnished which is discovered and of which Landlord receives written notice from Tenant after the first (1st) anniversary of the recordation of a notice of completion for the work of improvement affected by the defect.

          D. With respect to defects for which Landlord is not responsible pursuant to subparagraph 7C, Tenant shall have the benefit of any construction or equipment warranties existing in favor of Landlord that would assist Tenant in correcting such defect and in discharging its obligations regarding the repair and maintenance of the Premises. Upon request by Tenant, Landlord shall inform Tenant of all written construction and equipment warranties existing in favor of Landlord which affect the Interior Improvements. Landlord shall cooperate with Tenant in enforcing such warranties and in bringing any suit that may be necessary to enforce liability with regard to any defect for which Landlord is not responsible pursuant to this paragraph so long as Tenant pays all costs reasonably incurred by Landlord in so acting.

          E. Landlord makes no other express or implied warranty with respect to the design, construction or operation of the Interior Improvements except as set forth in this paragraph.

     8.   Condition to Landlord's Performance: Landlord's obligations under the
          -----------------------------------
Lease are subject to the satisfaction or waiver of the condition that Landlord obtain all building permits and other governmental approvals required in order to commence construction of the Interior Improvements by the due dates specified in the Schedule of Performance. If such condition is not satisfied or waived within the applicable time period, Landlord shall have the option of terminating the Lease; provided, however, that Landlord shall have the option to extend the time period for the satisfaction of such condition for a period of up to sixty
(60) days to enable Landlord to continue its efforts to cause such condition to be satisfied. If any such option to extend the time for satisfaction of this condition is exercised, (i) Landlord shall continue to use reasonable efforts to cause the condition to be satisfied; (ii) all other time periods contained in the Schedule of Performance which are impacted by such extension shall be appropriately adjusted; and (iii) such extension shall not constitute a delay caused by Tenant pursuant to paragraph 5 hereof, nor shall Landlord in any way be penalized for exercising such option to obtain additional time to cause the condition to be satisfied. If Landlord becomes entitled to and elects to so terminate the Lease, the Lease shall terminate on the dated notice is so given to Tenant. Landlord shall be under an obligation of good faith to use all reasonable efforts to cause the condition to be satisfied.

Page Five


     9.   Effect of Agreement:  In the event of any inconsistency between this
          -------------------
Improvement Agreement and the Lease, the terms of this Improvement Agreement shall prevail

LANDLORD:                                 TENANT:

ORCHARD INVESTMENT COMPANY                PERICOM SEMICONDUCTOR
NUMBER 510,                               CORPORATION
a California general partnership          a California corporation

By: NELO, a California general
    partnership

By:  /s/ David J. Brown                   By: /s/ Alex Hui
     ---------------------------------       --------------------------------
     David J. Brown, General Partner          Alex Hui, President


By:  _________________________________
     Mark T. Ziemendorf,
     His Attorney in Fact

Date: 12-16-93                            Date: 12/1/93
     ----------------------------------       --------------------------------

                           SECOND AMENDMENT TO LEASE
                           -------------------------

        THIS SECOND AMENDMENT TO LEASE (this "Amendment") is dated for reference purposes only as July 31, 1997, by and between CARRAMERICA REALTY CORPORATION, a Maryland corporation ("Landlord"), and PERICOM SEMICONDUCTOR CORPORATION, a California corporation ("Tenant").

                                   RECITALS
                                   --------

        A. Orchard Investment Company Number 510, a California general partnership ("Orchard"), Landlord's predecessor in interest, as landlord, and Tenant, as tenant, entered into that certain Lease (and First Addendum thereto) dated November 29, 1993 (collectively, the "Original Lease"), in which Orchard leased to Tenant and Tenant leased from Orchard, approximately 19,786 square feet within that certain building which contains approximately 27,488 square feet commonly known as 2380-2390 Bering Drive, San Jose, California ("Building C"), as more particularly described on Exhibit A, attached to the Original Lease
                                       ---------
(the "Original Premises"). Orchard and Tenant also entered into that certain Acceptance Agreement dated as of January 28, 1994 regarding the Original Premises.

        B. Orchard and Tenant entered into that certain First Amendment to Lease ("First Amendment") dated February 5, 1996 pursuant to which the size of the Original Premises was increased by 7,000 rentable square feet (the "First Expansion Space") and the Lease Term was extended. The First Expansion Space is located in the building containing approximately 25,888 square feet commonly known as 2340-2350 Bering Drive, San Jose, California ("Building E"). Orchard and Tenant also entered into that certain Interior Improvement Agreement and Acceptance Agreement regarding the First Expansion Space, each dated February 5, 1996.

        C. All of Orchard's right, title and interest in the Original Lease has been assigned to Landlord in connection with Landlord's acquisition of the Project.

        D. Landlord intends to execute simultaneously with this amendment, a lease termination agreement with Praegitzer Industries, Inc., an Oregon corporation ("Praegitzer"), regarding approximately 7,702 square feet of space (the "Second Expansion Space") in Building C (the "Praegitzer Lease Termination Agreement"). The Second Expansion Space is described in Exhibit A attached
                                                        ---------
hereto.

        E. Subject to the terms and conditions set forth herein, Landlord and Tenant now desire to amend to further amend the Original Lease to, among other things, further increase the size of the Original Premises. The Original Lease and the two Acceptance Agreements described above, as amended by the First Amendment and this Amendment, are collectively hereinafter referred to as the "Lease". Capitalized terms used in this Amendment not otherwise defined herein shall have the meaning given such terms in the Lease.

        NOW, THEREFORE, for good and valuable consideration, the adequacy of which is hereby acknowledged, the parties hereby mutually promise, covenant and agree as follows:

1.      Effectiveness of Amendment. Notwithstanding any provision herein to the
        --------------------------
        contrary, the effectiveness of this Amendment shall be subject to and conditioned upon (a) the execution of Praegitzer Lease Termination Agreement by Praegitzer, (b) the delivery of possession of the

        Second Expansion Space by Praegitzer to Landlord prior to the Effective Date hereunder (as defined in Section 2 below), and (c) Landlord's receipt and approval of Tenant's most recent audited financial statements.

2.      Premises.  As of December 1, 1997 (the "Effective Date"), Section D of
        --------
        the Summary of Basic Lease Terms to the Lease is amended to revise the definition of "Premises" to include the (i) Original Premises (approximately 19,786 square feet in Building C), (ii) the First Expansion Space (approximately 7,000 square feet in Building E), and
        (iii) the Second Expansion Space (approximately 7,702 square feet in Building C), for a total of 34,488 square feet.

3.      Building. As of the Effective Date, Section F of the Summary of Basic
        --------
        Lease Terms to the Lease is amended to include both Building C (approximately 27,488 square feet), and Building E (approximately 25,888 square feet).

4.      Tenant's Share. As of he Effective Date, Section G of the Summary of
        --------------
        Basic Lease Terms to the Lease is hereby amended in its entirety to read: 100% of Building C and 27.04% of Building E.

5.      Tenant's Allocated Parking Stalls. As of the Effective Date, Section H
        ---------------------------------
        of the Summary of Basic Lease Terms to the Lease is amended in its entirety to read as follows: 120 parking stalls (of which Tenant may use two (2) stalls for the installation of its generator and one (1) stall for the new door access at the 2350 Bering portion of the Premises.

6.      Term. Section J of the Summary of basic Lease Terms to the Lease is
        ----
        amended to provide that the of this Lease for the Second Expansion Space shall commence on the Effective Date, and shall expire on April 30, 2001 (i.e., he same expiration date as the Original Premises and First Expansion Space), unless sooner terminated according to the terms of the Lease or by mutual written agreement of the parties.

7.      Rent. Section K of the Summary of Basic Lease Terms to the Lease is
        ----
        amended to add the following at the end thereof:

          Commencing on the Effective Date and continuing throughout the Lease Term, the Base Monthly Rent payable by Tenant under
          Section 3 of the Lease shall be increased by the amounts set forth below (the "Second Expansion Base Monthly Rent"):



                                                        Second Expansion Space
          Period                                        Monthly Base Rent:
          ------                                        -----------------
          December 1, 1997 through November 30, 1998    $11,321.94 per month
          December 1, 1997 through November 30, 1999    $11,707.04 per month
          December 1, 1997 through November 30, 2000    $12,092.14 per month
          December 1, 1997 through April 30, 2001       $12,477.24 per month

          In addition, as of the Effective Date and throughout the remainder of the Term, Tenant shall pay Additional Rent for the Second Expansion Space. The Second Expansion Space Base Monthly Rent and Additional Rent on the Second Expansion Space shall be paid at the same time and in the same manner as the Base Monthly Rent and Additional Rent payable in connection with the Original Premises and the First Expansion Space.

8.   Security Deposit.  As of the Effective Date, Section M of the Lease is
     ----------------
     amended to provide for an increase in the amount of the Security Deposit by Tenant by $12,477 which will make the total amount of Security Deposit held by Landlord hereunder equal to $35,945.52. Tenant shall deliver the check for the additional $12,477 in Security Deposit along with Tenant's delivery to Landlord of this Amendment executed by Tenant.

9.   Amendment of Section 2 of First Addendum. Section 2 of the First Addendum
     ----------------------------------------
     regarding Tenant's Early Occupancy rights is hereby amended in its entirety to read as follows:

                Commencing on October 1, 1997 and ending on the Effective Date (the "Early Occupancy Period"), Tenant may enter the Second Expansion Space for the express purpose of constructing the "Interior Improvements" described in Section 12 below). Tenant's use of the Second Expansion Space during the Early Occupancy Period shall be subject to all of the terms and conditions set forth in this Lease (including its obligations regarding indemnity and insurance), except that Tenant shall not be obligated to pay the Second Expansion Space Base Monthly Rent or the Additional Rent payable in connection with Second Expansion Space until the Effective Date.

10.  Deletion of Section 6 of First Addendum. Section 6 of the First Addendum
     ---------------------------------------
     regarding Tenant's Right of First Negotiation for the Second Expansion Space is hereby deleted in its entirety.

11.  Tenant Improvements. Tenant agrees and acknowledges that Landlord shall
     -------------------
     provide the Second Expansion Space in its "as-is" condition with existing paint and carpet and that Tenant shall be obligated to construct all interior improvements within the Second Expansion Space in accordance with the terms of Exhibit B attached hereto. Landlord's only obligations in connection with the Second Expansion Space shall be to (i) provide the "Expansion Space Tenant Improvement Allowance" in the manner described below, and (ii) provide the electrical, plumbing, HVAC and roof systems for the Second Expansion Space in good working condition as of the Effective Date. During the period commencing on October 1, 1997, and ending on February 28, 1998, Landlord agrees to make available to Tenant the Expansion Space Tenant Improvement Allowance in the amount of $38,510 for the construction of additional interiors (including compliance with the Americans With Disabilities Act ("ADA"), cabling, electrical, and security system) within the Second Expansion Space and any exterior costs (including ADA compliance) in accordance with the provisions of Exhibit
     B to this Amendment. No portion of any unused Tenant Improvement Allowance shall not be credited against Rent payable by Tenant hereunder.

12.  Repairs and Maintenance. Landlord, at Landlord's sole cost and expense,
     -----------------------
     shall repair or replace any damage or failure to the electrical, plumbing, HVAC and roof systems of the Second Expansion Space for the first three (3) months following the Effective Date; provided that such damage was not caused by Tenant, its agents, employees or contractors or by Tenant's failure to properly and timely perform its maintenance obligations under this Lease.

13.  Brokers. Landlord and Tenant each represents and warrants to the other
     -------
     that it has not dealt with any broker respecting the amendment of the Lease. Landlord and Tenant each agrees to indemnify and hold the other harmless from any and all claims by any broker, agent or person claiming a commission or other form of compensation by virtue of this Amendment as a result of such party's dealings with the party from whom indemnification is sought.

14.     Notice. Landord's new address for receipt of notices under the Lease
        ------
        is as follows:

                        CarrAmerica Realty Corporation
                        4410 Rosewood Drive, Suite 1100
                        Pleasanton, California 94588
                        Attention: Vice President - Market Officer

with a copy to:         CarrAmerica Realty Corporation
                        1700 Pennsylvania Ave., N.W.
                        Washington, D.C. 20006
                        Attention: Lease Adminstrator

15.     Time. Time is of the essence for each and every provision of this
        ----
        Amendment.

16.     Confirmation of Lease. Except as amended by this Amendment, the
        ---------------------
        parties hereby agree and confirm that the Lease is in full force and effect.

        IN WITNESS HEREOF, th parties hereto have executed this Amendment as of the date first written above.

"Tenant"

PERICOM SEMICONDUCTOR CORPORATION,
a California corporation

By:  /s/ Patrick B. Brennan
   ------------------------------------------------
   Its: Vice President, Finance & Administration
       --------------------------------------------
   Name: Patrick B. Brennan
        -------------------------------------------

"Landlord"

CARRAMERICA REALTY CORPORATION,
a Maryland corporation

By: /s/ Brian K. Fields
   ------------------------------------------------
   Its: CFO
   Name: Brian K. Fields

                                  EXHIBIT A


                                                                     For Lease
                                                                    Building C


                             [MAP OF BUILDING C]




                         [FLOOR PLAN OF BUILDING C]

                                  EXHIBIT A
                                  ---------

                 TENANT IMPROVEMENTS CONSTRUCTION AGREEMENT
                 ------------------------------------------

This Tenant Improvements Construction Agreement ("Agreement") is part of the Second Amendment to Lease ("Amendment") relating to certain premises ("Premises") which are more particularly described in Exhibit A of the
                                                      ---------
Amendment. Capitalized terms used in this Agreement not otherwise defined herein shall have the meaning given such terms in the Amendment. Landlord and Tenant agree as follows with respect to the Tenant Improvements, if any, to be installed in the Premises:

1.      PLANS AND SPECIFICATIONS
        ------------------------

        A.  Preliminary Plans.  Preliminary plans and specifications for
            -----------------
            construction of the Tenant Improvements o be installed in the Premises shall be approved in written by Landlord prior to commencement of construction of the Tenant Improvements. Tenant shall deliver to Landlord plans and specifications prepared by Tenant's architect, which architect shall be reasonably accepted to Landlord ("Architect"). Within ten (10) business days after the plans and specifications are received by Landlord, Landlord shall approve or disapprove the plans and specifications. The plans and specifications which have been approved by Landlord and Tenant are hereinafter referred to as the "Approved Plans." Landlord's approval of the Approved Plans shall be solely for the purposes of authorizing construction of the Tenant Improvements, and shall not be deemed to be an approval of the technical merits of the Approved Plans nor a verification that such Approved Plans comply with applicable laws, codes or regulations.

        B.  Termination.  If this Agreement and the Lease are terminated by
            -----------
            Landlord pursuant to any of the provisions of this Agreement, the parties' rights and obligations hereunder shall be discharged.

2.      CONSTRUCTION OF TENANT IMPROVEMENTS.
        -----------------------------------

        A.  Construction by Tenant.  Tenant shall be responsible for the
            ----------------------
            construction of any Tenant Improvements within the Building. Tenant shall construct the Tenant Improvements in accordance with the Approved Plans and in accordance with all rules, regulation, codes, statutes, ordinances and laws of all of the government and quasi-governmental authorities and in a good and workmanlike manner. Landlord's sole obligation with respect to the Tenant Improvements shall be to provide the Expansion Space Tenant Improvements Allowance as described herein, and landlord shall have no responsibility for the construction of the Tenant Improvements. The Tenant Improvements also shall be constructed with new materials of good quality and with adequately trained and supervised labor using currently approved methods of their particular trade.


        B.  Contractor.  Prior to commencement of construction, Tenant shall
            ----------
            select a general contractor which his reasonably acceptable to Landlord ("Contractor") to construct the Tenant Improvements. The Contractor shall be licensed by the State of California and bondable. The construction contract ("Construction Contract") for the Tenant Improvements shall be between Tenant (not Landlord) and Contractor.

        C.      Construction Process. Tenant shall not commence the
                --------------------
                construction of any Tenant Improvements until after Landlord and Tenant have agreed on the Approved Plans and Contractor. Thereafter, Tenant shall be responsible for completing the construction of the Tenant Improvements in accordance with the Approved Plans.

        D.      Insurance. Prior to Contractor's entry onto the Premises to
                ---------
                commence construction of the Tenant Improvements, Tenant shall furnish Landlord with sufficient evidence that Tenant and Contractor are carrying worker's compensation insurance in statutory required amounts and general liability insurance in an amount reasonably acceptable to Landlord naming Landlord and Landlord's Contract Manager as additional insureds.

        E.      Compliance. The Tenant Improvements and all materials
                ----------
                incorporated therein shall comply with the Approved Plans, as may be revised from time to time pursuant to the terms of this Agreement, and shall be free from all design, material and workmanship defects. Tenant and Contractor shall comply with all applicable laws, regulations, permits and other approvals applicable to construction of the Tenant Improvements.

        F.      Liens. Tenant shall defend and indemnify Landlord and hold it
                -----
                harmless from any and all cliams, losses, demands, judgments, settlements, costs and expenses, including reasonable attorneys' fees, resulting from any act or omission of Tenant or anyone claiming by, through, or under Tenant, in connection with construction of the Tenant Improvements, for any mechanics' lien or other lien filed against the Premises or the Building or against other property of Landlord (whether or not the lien is valid or enforceable). Tenant shall, at its own expense, (i) cause any such liens to be discharged of record, or (ii) cause to be recorded a bond in compliance with CC section 3143, within a reasonable time, not to exceed thirty (30) days, after the later of (a) Tenant's actual notice of the lien or (b) the date of filing.

        G.      Indemnity. Tenant shall indemnify, defend (with counsel
                ---------
                reasonably satisfactory to Landlord) and hold Landlord harmless from and against any and all suits, claims, actions, loss, cost or expense (including claims for workers' compensation, attorneys' fees and costs) based on personal injury or property damage caused in, or contract claims (including, but not limited to claims for breach of warranty) arising from, construction of the Tenant's Improvements, except to the extent caused by Landlord's acts or omissions. Tenant shall repair or replace (or, at Landlord's election, reimburse Landlord for the cost of repairing or replacing) any portion of the Building or item of Landlord's equipment or any of Landlord's real or personal property damaged, lost or destroyed in construction of the Tenant Improvements, except to the extent the damage, loss or destruction is the result of Landlord's acts or omissions.

3.      TENANT IMPROVEMENT ALLOWANCE AND COSTS
        --------------------------------------

                Landlord agrees to make a available to Tenant the Expansion Space Tenant Improvement Allowance described in the Amendment in accordance with and subject to the following provisions. Tenant shall submit invoices to Landlord for payment together with evidence satisfactory to Landlord in its reasonable discretion that the portion of the Tenant Improvements for which the invoice has been submitted have been completed in the manner required under this Agreement. Following Landlord's reasonable review and approval thereof, Landlord shall reimburse Tenant for the amount of such invoice; provided in no event shall Landlord be obligation to pay Tenant more than the Expansion Space Tenant Improvement Allowance. Any expenses incurred by Tenant in excess of the Expansion Space Tenant Improvement Allowance shall be at Tenant's sole cost and expense. The Expansion Space Tenant Improvement Allowance shall be utilized for improvements constructed solely within the Second Expansion Space. Landlord shall not disburse to Tenant and Tenant shall not be entitled to any remaining portion of the Expansion Space Tenant Improvement Allowance for invoices which are received by Landlord after February 28, 1998.

     Landlord and Tenant acknowledge that the City of San Jose imposes certain taxes as a condition to issuing building permits in certain circumstances, including the "Building and Structure Construction Tax" imposed by Chapter 4.46 if the City of San Jose Municipal Code (the "BSC Tax") and the "Commercial-Residential-Mobile Home Park Building Tax" imposed by Chapter 4.47 of the City of San Jose Municipal Code (the "CRM Tax"). Landlord and Tenant further agree and acknowledge that the rate for these two taxes is higher for a structure designed or intended to be used for "industrial purposes". However, the parties acknowledge and agree that (i) an additional BSC Tax will be due upon the issuance of a building permit for all Tenant Improvements if the City of San Jose determines that the Tenant Improvements are intended for "industrial purposes", or (ii) a BSC Tax and a CRM Tax based on the value of the Tenant Improvements, plus an additional BSC Tax and a CRM Tax based on the value of the shell, will be due if the City of San Jose determines that the Building is intended for "commercial purposes", and (iii) any of such taxes that must be paid in order to obtain building permits for the Tenant Improvements shall be paid by Tenant.

4.   CHANGE REQUESTS.  No material changes to the Approved Plans requested by
     ---------------
     Tenant shall be made without Landlord's prior approval, which approval shall not be unreasonably withheld; provided, however, that no change request shall affect the structure of the Building. Landlord shall approve or disapprove any change requests within five (5) business days of receipt of a signed request from Tenant. Any material changes to the Approved Plans shall be in writing and shall be signed by both Landlord and Tenant prior to the change being made. Notwithstanding Landlord's approval of any changes to the Approved Plans, The Expansion Space Tenant Improvement Allowance shall not be increased.

5.   NOTICE.  Tenant shall notify Landlord at least five (5) business days
     ------
     prior to the commencement of construction of any Tenant Improvements and permit Landlord to post on the Premises such notices of nonresponsibility as may be required or otherwise available to Landlord.

6.   AMENDMENT COMMENCEMENT DATE.  Tenant shall be responsible (and Landlord
     ---------------------------
     shall have no responsibility) for construction of the Tenant Improvements. The Effective Date (and Tenant's obligation to commence paying Base Monthly Rent and Additional Rent for the Second Expansion Space) shall not be affected or delayed by any delays in constructing the Tenant Improvements.

7.      AS-BUILTS. Upon completion of the Tenant Improvements, Tenant shall
        ---------
        deliver to Landlord "as-built" drawings for the completed Tenant Improvements.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

PERICOM SEMICONDUCTOR CORPORATION,
a California corporation

By:   /s/ Patrick Brennan
   ------------------------------------------------
   Its:  Vice President Finance & Administration
       --------------------------------------------
   Name: Patrick B. Brennan
        -------------------------------------------

CARRAMERICA REALTY CORPORATION,
a Maryland corporation

By:  /s/ Brian K. Fields
   ------------------------------------------------
   Its:  CFO
   Name: Brian K. Fields





                                      4